UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2018
Date of Reporting Period

____________________________________________________________________________________

Item 1. Reports to Stockholders

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Duration Income Fund
Calvert High Yield Bond Fund

Calvert Income Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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2 www.calvert.com CALVERT INCOME FUND SEMIANNUAL REPORT (UNAUDITED)

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Federal Tax Information
32	Management and Organization
34	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
For the 12-month period ended September 30, 2018, U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. ─ as well as concerns about rising inflation and interest rates inside the U.S. ─ led to an uptick in volatility.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.
As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities ─ already unusually narrow at the beginning of the period ─ converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.

Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.
Fund Performance
For the fiscal year ended September 30, 2018, Calvert Income Fund (the Fund) Class A shares at net asset value (NAV) returned -0.79%, outperforming the benchmark, the Bloomberg Barclays U.S. Credit Index (the Index), which returned -1.10%.
Through most of the period, the Fund’s allocations to out-of-Index securitized assets, particularly asset-backed securities (ABS), generally contributed to performance versus the Index. The allocation to securitized assets detracted from performance versus the Index in the final quarter of the fiscal year. Non-agency mortgage-backed securities also had a positive impact on performance relative to the Index.
The Fund’s shorter-than-Index duration benefited performance during the period. In addition to securitized assets with generally shorter durations, the Fund also favored shorter-duration corporate fixed-income securities and extra liquidity during the period. Duration is a measure of the expected change in the price of a bond - in percentage terms - given a one-percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
At period end, while the Fed had projected a tightening fiscal course to offset the prospect of modest inflation, no one knew whether, when, or how much interest rates would increase. Other areas of uncertainty included how trade tensions with China would play out, the impact of U.S. midterm elections, the looming Brexit deadline, the fiscal policy of Italy’s new government, and the imbalances facing several emerging economies.
Against that backdrop, the Fund was conservatively positioned at period end, including a slightly shorter-than-Index duration. In addition to a conservative approach to credit, the Fund also favored out-of-Index sectors, such as ABS with relatively short durations. Fund management believed that the rapid growth in BBB-rated6 bonds during the period warranted some caution. In this and other sectors, the Fund continued to emphasize bottom-up security selection.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	-0.79%	2.90%	3.77%
Class A with 3.75% Maximum Sales Charge	—	—	-4.49	2.12	3.38
Class C at NAV	7/31/2000	10/12/1982	-1.54	2.14	3.03
Class C with 1% Maximum Sales Charge	—	—	-2.50	2.14	3.03
Class I at NAV	2/26/1999	10/12/1982	-0.48	3.39	4.36

Bloomberg Barclays U.S. Credit Index	—	—	-1.10%	3.40%	5.94%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.04%	1.80%	0.64%
Net			0.99	1.74	0.64

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$13,474	N.A.
Class I	$250,000	09/30/2008	$383,277	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	81.2%
Asset-Backed Securities	11.4%
Floating Rate Loans	3.8%
Commercial Mortgage-Backed Securities	1.7%
Collateralized Mortgage-Backed Obligations	1.6%
Sovereign Government Bonds	0.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$999.40	$4.86	0.97%
Class C	$1,000.00	$995.50	$8.65	1.73%
Class I	$1,000.00	$1,000.70	$3.21**	0.64%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.21	$4.91	0.97%
Class C	$1,000.00	$1,016.40	$8.74	1.73%
Class I	$1,000.00	$1,021.86	$3.24**	0.64%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 80.6%
Basic Materials - 0.7%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,336,626
Sherwin-Williams Co. (The), 4.50%, 6/1/47	1,358,000	1,309,216
		3,645,842

Communications - 6.3%
AT&T, Inc.:
3.514%, (3 mo. USD LIBOR + 1.18%), 6/12/24 (1)	635,000	638,349
3.80%, 3/1/24	1,265,000	1,253,753
4.10%, 2/15/28 (2)	1,220,000	1,184,612
4.75%, 5/15/46	3,125,000	2,861,189
5.15%, 3/15/42	1,395,000	1,349,139
CBS Corp.:
2.90%, 1/15/27	1,575,000	1,410,856
4.90%, 8/15/44	1,825,000	1,779,530
Comcast Corp.:
3.20%, 7/15/36	2,180,000	1,820,204
4.25%, 1/15/33	1,400,000	1,373,404
NBCUniversal Media LLC, 4.45%, 1/15/43	2,800,000	2,673,863
Symantec Corp., 5.00%, 4/15/25 (2)	3,500,000	3,477,236
Verizon Communications, Inc.:
4.329%, 9/21/28 (2)	2,603,000	2,623,126
4.862%, 8/21/46	7,405,000	7,434,432
Warner Media LLC, 4.90%, 6/15/42	1,500,000	1,404,924
		31,284,617

Consumer, Cyclical - 11.5%
American Airlines Group, Inc., 5.50%, 10/1/19 (2)	1,750,000	1,782,812
American Airlines Pass-Through Trust:
Series B, 4.40%, 3/22/25	1,624,451	1,623,160
Series B, 5.25%, 7/15/25	1,461,367	1,510,044
Series B, 5.60%, 1/15/22 (2)	1,379,313	1,406,899
Azul Investments LLP, 5.875%, 10/26/24 (2)	4,910,000	4,266,594
Best Buy Co., Inc., 4.45%, 10/1/28	2,500,000	2,492,741
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	1,000,000	1,044,050
Ford Motor Credit Co. LLC, 2.979%, 8/3/22	15,500,000	14,713,194
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,214,953	1,175,467
Mattel, Inc., 6.75%, 12/31/25 (2)(3)	995,000	977,587
Newell Brands, Inc., 3.85%, 4/1/23	1,975,000	1,934,721
Nordstrom, Inc.:
4.00%, 3/15/27	550,000	534,198
5.00%, 1/15/44	2,750,000	2,540,999

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (2)	975,288	958,108
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (2)	4,600,000	4,931,200
Tapestry, Inc., 4.125%, 7/15/27	6,535,000	6,218,883
Virgin Australia Pass-Through Trust, 6.00%, 4/23/22 (2)	707,039	715,877
Walgreens Boots Alliance, Inc., 4.65%, 6/1/46	2,450,000	2,349,143
Whirlpool Corp., 4.50%, 6/1/46	600,000	526,630
Wyndham Destinations, Inc.:
4.15%, 4/1/24	2,629,000	2,563,275
4.50%, 4/1/27	3,346,000	3,170,335
		57,435,917

Consumer, Non-cyclical - 7.5%
AbbVie, Inc., 4.30%, 5/14/36	1,445,000	1,357,788
Amgen, Inc., 4.663%, 6/15/51	1,736,000	1,715,901
Becton Dickinson and Co.:
3.363%, 6/6/24	2,650,000	2,562,861
3.70%, 6/6/27	2,825,000	2,705,726
4.669%, 6/6/47	1,325,000	1,313,652
Block Financial LLC, 5.25%, 10/1/25	2,455,000	2,474,198
CVS Health Corp.:
3.875%, 7/20/25	1,594,000	1,572,202
4.10%, 3/25/25	1,022,000	1,020,262
4.30%, 3/25/28	7,800,000	7,737,916
CVS Pass-Through Trust, 6.036%, 12/10/28	2,495,459	2,664,282
Elanco Animal Health, Inc., 3.912%, 8/27/21 (2)	1,219,000	1,220,932
ERAC USA Finance LLC, 4.20%, 11/1/46 (2)	1,735,000	1,564,895
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (2)	2,000,000	2,049,119
4.875%, 6/27/44 (2)	1,250,000	1,191,264
Kaiser Foundation Hospitals, 3.15%, 5/1/27	941,000	902,965
Kraft Heinz Foods Co.:
3.00%, 6/1/26	1,250,000	1,142,352
4.375%, 6/1/46	1,250,000	1,106,419
5.20%, 7/15/45	1,500,000	1,469,794
MEDNAX, Inc., 5.25%, 12/1/23 (2)	1,625,000	1,631,094
		37,403,622

Energy - 2.1%
Oceaneering International, Inc., 4.65%, 11/15/24	8,060,000	7,726,087
Pattern Energy Group, Inc., 5.875%, 2/1/24 (2)	1,450,000	1,471,750
TerraForm Power Operating LLC, 5.00%, 1/31/28 (2)	1,600,000	1,494,000
		10,691,837

8 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 35.4%
Ally Financial, Inc., 4.125%, 3/30/20	4,893,000	4,923,581
American Financial Group, Inc., 3.50%, 8/15/26	1,760,000	1,640,463
Athene Holding Ltd., 4.125%, 1/12/28	2,776,000	2,597,145
Banco Mercantil Del Norte SA, 7.625% to 1/10/28 (2)(4)(5)	495,000	502,425
Banco Santander Mexico, 5.95% to 10/1/23, 10/1/28 (2)(5)(6)	1,935,000	1,968,862
Banco Santander SA, 3.80%, 2/23/28	2,460,000	2,238,226
Bank of America Corp.:
3.419% to 12/20/27, 12/20/28 (5)	3,085,000	2,897,041
3.593% to 7/21/27, 7/21/28 (5)	5,745,000	5,480,005
3.824% to 1/20/27, 1/20/28 (5)	8,820,000	8,592,706
5.875% to 3/15/28 (4)(5)	4,450,000	4,416,625
6.10% to 3/17/25 (3)(4)(5)	1,150,000	1,207,500
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (5)	4,279,000	4,003,390
BBVA Bancomer SA, 5.125% to 1/18/28, 1/18/33 (2)(5)	3,800,000	3,472,250
Capital One Financial Corp., 3.75%, 7/28/26	8,500,000	7,940,733
CBL & Associates LP:
5.25%, 12/1/23 (3)	755,000	645,298
5.95%, 12/15/26 (3)	2,700,000	2,247,750
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27 (4)(5)	1,750,000	1,693,125
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28 (5)	5,400,000	5,148,443
3.887% to 1/10/27, 1/10/28 (5)	9,925,000	9,639,067
4.075% to 4/23/28, 4/23/29 (5)	2,425,000	2,381,361
4.125%, 7/25/28	1,530,000	1,479,016
4.60%, 3/9/26	3,750,000	3,779,061
6.25% to 8/15/26 (3)(4)(5)	2,750,000	2,873,750
Citizens Financial Group, Inc.:
4.15%, 9/28/22 (2)	496,000	493,870
4.30%, 12/3/25	1,500,000	1,480,590
Credit Acceptance Corp.:
6.125%, 2/15/21	872,000	883,990
7.375%, 3/15/23	1,040,000	1,092,000
Crown Castle International Corp.:
3.20%, 9/1/24	461,000	439,018
3.65%, 9/1/27	2,713,000	2,552,496
4.45%, 2/15/26	1,375,000	1,383,685
4.75%, 5/15/47	1,615,000	1,534,352
DDR Corp., 3.625%, 2/1/25	3,000,000	2,845,292
Digital Realty Trust LP, 4.75%, 10/1/25	2,000,000	2,052,447
Discover Bank:
3.45%, 7/27/26	2,745,000	2,557,211
4.682% to 8/9/23, 8/9/28 (5)	2,500,000	2,477,425
7.00%, 4/15/20	2,500,000	2,621,352

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
EPR Properties:
4.50%, 6/1/27	2,570,000	2,459,329
4.95%, 4/15/28	2,424,000	2,385,007
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (5)	2,113,000	2,042,492
2.908% to 6/5/22, 6/5/23 (5)	5,230,000	5,063,349
3.484%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (1)	1,249,000	1,250,864
3.691% to 6/5/27, 6/5/28 (5)	7,370,000	7,018,594
iStar, Inc., 5.00%, 7/1/19	2,314,000	2,319,322
JPMorgan Chase & Co., 4.203% to 7/23/28, 7/23/29 (5)	2,600,000	2,590,337
JPMorgan Chase & Co., Series V, 5.00% to 7/1/19 (4)(5)	1,500,000	1,513,125
Lazard Group LLC, 4.50%, 9/19/28	2,337,000	2,300,622
MetLife, Inc.:
4.05%, 3/1/45	900,000	843,066
5.70%, 6/15/35	1,000,000	1,148,267
MGIC Investment Corp., 5.75%, 8/15/23	1,400,000	1,470,000
Morgan Stanley:
3.591% to 7/22/27, 7/22/28 (5)	10,500,000	9,967,890
4.00%, 7/23/25	1,515,000	1,510,581
Nationwide Building Society, 4.00%, 9/14/26 (2)	2,435,000	2,284,700
Prudential Financial, Inc., 4.60%, 5/15/44	1,000,000	1,009,009
SBA Communications Corp., 4.00%, 10/1/22	3,235,000	3,190,519
SBA Tower Trust, 2.877%, 7/10/46 (2)	1,600,000	1,575,366
Simon Property Group LP, 4.25%, 11/30/46	1,745,000	1,698,609
Springleaf Finance Corp.:
6.875%, 3/15/25	2,450,000	2,454,900
7.125%, 3/15/26	2,485,000	2,485,000
Synchrony Financial:
3.95%, 12/1/27	5,625,000	5,105,991
4.25%, 8/15/24	2,465,000	2,386,225
Synovus Financial Corp., 3.125%, 11/1/22	2,262,000	2,175,298
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (2)(3)(5)	1,300,000	1,164,510
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (2)	1,182,000	1,223,370
Westpac Banking Corp., 4.322% to 11/23/26, 11/23/31 (5)	2,860,000	2,758,995
		177,576,888

Industrial - 6.9%
Avolon Holdings Funding Ltd., 5.125%, 10/1/23 (2)	756,000	764,505
CNH Industrial Capital LLC, 4.20%, 1/15/24	1,047,000	1,042,434
Jabil, Inc.:
3.95%, 1/12/28	778,000	730,853
4.70%, 9/15/22	2,000,000	2,038,400
Johnson Controls International plc, 4.625%, 7/2/44	2,275,000	2,233,952
JSL Europe SA, 7.75%, 7/26/24 (2)(3)	4,550,000	3,964,187

10 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Nvent Finance S.a.r.l.:
3.95%, 4/15/23 (2)	1,094,000	1,075,615
4.55%, 4/15/28 (2)	4,250,000	4,143,197
Owens Corning:
3.40%, 8/15/26	2,300,000	2,111,818
4.30%, 7/15/47	743,000	600,803
4.40%, 1/30/48	1,540,000	1,278,191
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	2,422,769	2,431,855
SMBC Aviation Capital Finance DAC, 3.00%, 7/15/22 (2)	1,011,000	971,762
Trimble, Inc., 4.90%, 6/15/28	1,238,000	1,246,763
Valmont Industries, Inc., 5.00%, 10/1/44	4,100,000	3,739,676
Wabtec Corp.:
4.15%, 3/15/24	2,500,000	2,480,271
4.70%, 9/15/28	3,800,000	3,735,152
		34,589,434

Technology - 7.8%
CA, Inc., 4.70%, 3/15/27	3,000,000	3,005,883
Dell International LLC / EMC Corp.:
4.42%, 6/15/21 (2)	3,279,000	3,329,624
8.35%, 7/15/46 (2)	435,000	541,760
DXC Technology Co., 4.75%, 4/15/27	3,800,000	3,894,496
Fidelity National Information Services, Inc., 4.50%, 8/15/46	880,000	832,411
Marvell Technology Group Ltd., 4.875%, 6/22/28	3,683,000	3,707,225
Microchip Technology, Inc., 4.333%, 6/1/23 (2)	3,533,000	3,513,963
NXP BV / NXP Funding LLC:
4.625%, 6/15/22 (2)	955,000	965,744
4.625%, 6/1/23 (2)	5,300,000	5,393,810
Seagate HDD Cayman, 5.75%, 12/1/34 (3)	6,850,000	6,199,566
Western Digital Corp., 4.75%, 2/15/26	8,151,000	7,897,911
		39,282,393

Utilities - 2.4%
Avangrid, Inc., 3.15%, 12/1/24	1,524,000	1,454,252
Clearway Energy Operating LLC, 5.375%, 8/15/24	1,500,000	1,515,000
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (2)	1,500,000	1,475,625
4.50%, 9/15/27 (2)	5,300,000	5,094,625
Terraform Global Operating LLC, 6.125%, 3/1/26 (2)	2,795,000	2,690,187
		12,229,689

Total Corporate Bonds (Cost $415,520,940)		404,140,239

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 11.3%
AASET US Ltd.:
Series 2018-1A, Class B, 5.437%, 1/16/38 (2)	467,621	472,495
Series 2018-1A, Class C, 6.413%, 1/16/38 (2)	862,752	856,811
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (2)	3,011,875	3,050,601
Conn Funding II LP:
Series 2017-B, Class B, 4.52%, 4/15/21 (2)	2,070,000	2,081,489
Series 2018-A, Class B, 4.65%, 1/15/23 (2)	1,240,000	1,242,094
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (2)	2,723,000	2,803,010
Series 2016-1A, Class A2, 6.125%, 7/20/46 (2)	3,577,000	3,719,475
Element Rail Leasing I LLC, Series 2014-1A, Class B1, 4.406%, 4/19/44 (2)	2,783,000	2,775,991
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (2)	676,438	675,217
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (2)	1,417,063	1,438,578
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (2)	5,855,412	5,840,576
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (2)	1,010,000	1,010,020
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (2)	725,000	718,049
Invitation Homes Trust:
Series 2017-SFR2, Class D, 3.958%, (1 mo. USD LIBOR + 1.80%), 12/17/36 (1)(2)	1,647,000	1,660,642
Series 2018-SFR1, Class C, 3.408%, (1 mo. USD LIBOR + 1.25%), 3/17/37 (1)(2)	480,000	480,858
Series 2018-SFR1, Class D, 3.608%, (1 mo. USD LIBOR + 1.45%), 3/17/37 (1)(2)	500,000	500,333
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (2)	3,764,000	3,778,385
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.57%, 7/18/25 (2)	22,969	22,995
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/5/48 (2)	4,750,000	4,710,544
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class B, 3.65%, 6/15/23 (2)	3,500,000	3,505,801
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	2,400,000	2,385,455
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (2)	692,007	684,976
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (2)	774,252	779,376
Series 2014-1, Class A, 4.59%, 4/20/44 (2)	354,071	354,921
Series 2014-2, Class A, 4.02%, 7/20/44 (2)	1,182,759	1,160,080
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (2)	2,511,750	2,516,131
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (2)	1,677,538	1,640,491
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (2)(7)	1,576,095	1,624,795
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.072%, 2/16/43 (2)	1,246,685	1,248,746
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (2)	1,350,000	1,324,872
Wendys Funding LLC, Series 2015-1A, Class A2II, 4.08%, 6/15/45 (2)	1,600,500	1,604,656

Total Asset-Backed Securities (Cost $56,404,537)		56,668,463

12 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (2)	2,200,000	2,177,995
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (2)(8)	1,120,000	1,087,453
Motel 6 Trust:
Series 2017-MTL6, Class D, 4.308%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	1,786,704	1,794,563
Series 2017-MTL6, Class E, 5.408%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (1)(2)	1,936,806	1,955,799
RETL Trust, Series 2018-RVP, Class C, 4.208%, (1 mo. USD LIBOR + 2.05%), 3/15/33 (1)(2)	1,423,616	1,435,134

Total Commercial Mortgage-Backed Securities (Cost $8,527,139)		8,450,944

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 1.6%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.516%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (1)(2)	627,892	634,658
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	1,900,000	2,030,502
Series 2017-C05, Class 1M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (1)	2,240,000	2,311,186
Series 2017-C06, Class 1M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (1)	840,000	878,723
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (2)(7)	2,320,000	2,325,556

Total Collateralized Mortgage-Backed Obligations (Cost $7,935,596)		8,180,625

SOVEREIGN GOVERNMENT BONDS - 0.3%
Nacional Financiera SNC, 3.375%, 11/5/20 (2)	1,400,000	1,391,264

Total Sovereign Government Bonds (Cost $1,398,905)		1,391,264

FLOATING RATE LOANS (9) - 3.8%
Building and Development - 0.3%
DTZ U.S. Borrower, LLC, Term Loan, 5.492%, (1 mo. USD LIBOR + 3.25%), 8/21/25	1,275,000	1,280,843

Business Equipment and Services - 0.4%
Change Healthcare Holdings, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 3/1/24	2,139,739	2,149,248

Cable and Satellite Television - 0.4%
UPC Financing Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 1/15/26	849,570	849,924
Ziggo Secured Finance Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 4/15/25	1,020,000	1,002,628
		1,852,552

Drugs - 0.4%
Jaguar Holding Company II, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 8/18/22	1,910,129	1,913,710

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (9) - CONT’D
Electronics/Electrical - 1.1%
Infor (US), Inc., Term Loan, 5.136%, (3 mo. USD LIBOR + 2.75%), 2/1/22	1,895,149	1,902,425
MA FinanceCo., LLC, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	211,317	210,525
Seattle Spinco, Inc., Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,427,079	1,420,656
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	535,172	536,217
SS&C Technologies, Inc., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	1,405,790	1,408,536
		5,478,359

Equipment Leasing - 0.4%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.165%, (1 mo. USD LIBOR + 2.00%), 1/15/25	1,835,400	1,843,434

Financial - 0.0% (10)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (11)(12)(13)	3,077,944	48,551

Food/Drug Retailers - 0.2%
Albertsons, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 8/25/21	1,014,861	1,017,209

Insurance - 0.3%
Asurion LLC, Term Loan, 5.242%, (1 mo. USD LIBOR + 3.00%), 11/3/23	1,685,626	1,699,497

Telecommunications - 0.3%
Sprint Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 2.50%), 2/2/24	1,735,595	1,741,019

Total Floating Rate Loans (Cost $21,999,125)		19,024,422

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	11,368,850	11,368,850

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $11,368,850)		11,368,850

TOTAL INVESTMENTS (Cost $523,155,092) - 101.6%		509,224,807
Other assets and liabilities, net - (1.6%)		(7,878,196)
NET ASSETS - 100.0%		501,346,611

14 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $149,027,948, which represents 29.7% of the net assets of the Fund as of September 30, 2018.

(3) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $10,968,514.
(4) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(5) Security converts to floating rate after the indicated fixed-rate coupon period.
(6) When-issued security.
(7) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2018.
(8) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.
(9) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainity. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(10) Amount is less than 0.05%.
(11) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(12) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(13) Restricted security. Total market value of restricted securities amounts to $48,551, which represents less than 0.05% of the net assets of the Fund as of September 30, 2018.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Ultra-Long Treasury Bond	289	Dec-18	$44,587,281	($1,569,735)
Short:
U.S. 5-Year Treasury Note	(142)	Dec-18	($15,971,672)	$98,490
U.S. Ultra 10-Year Treasury Note	(432)	Dec-18	(54,432,000)	860,995
Total Short				$959,485

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	3,077,944
See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $523,155,092) - including $10,968,514 of securities on loan	$509,224,807
Cash	1,143,420
Receivable for investments sold	1,739,519
Receivable for capital shares sold	671,790
Interest receivable	4,917,395
Securities lending income receivable	4,330
Tax reclaims receivable	5,613
Deposits at broker for futures contracts	491,463
Trustees’ deferred compensation plan	328,420
Other assets	10,394
Total assets	518,537,151

LIABILITIES
Payable for variation margin on open futures contracts	107,091
Payable for investments purchased	2,304,166
Payable for when-issued securities	1,935,000
Payable for capital shares redeemed	592,059
Deposits for securities loaned	11,368,850
Payable to affiliates:
Investment advisory fee	165,395
Administrative fee	49,618
Distribution and service fees	85,721
Sub-transfer agency fee	14,271
Trustees’ deferred compensation plan	328,420
Other	1,207
Accrued expenses	238,742
Total liabilities	17,190,540
NET ASSETS	$501,346,611

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$822,802,620
Accumulated loss	(321,456,009)
Total	$501,346,611

NET ASSET VALUE PER SHARE
Class A (based on net assets of $264,987,458 and 16,655,903 shares outstanding)	$15.91
Class C (based on net assets of $37,071,608 and 2,330,010 shares outstanding)	$15.91
Class I (based on net assets of $199,287,545 and 12,502,813 shares outstanding)	$15.94

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.53
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

16 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Interest and other income	$20,661,856
Securities lending income, net	50,390
Total investment income	20,712,246

EXPENSES
Investment advisory fee	1,991,938
Administrative fee	597,246
Distribution and service fees:
Class A	721,224
Class C	460,926
Class R	1,947
Trustees’ fees and expenses	25,245
Custodian fees	79,017
Transfer agency fees and expenses	583,748
Accounting fees	107,610
Professional fees	64,538
Registration fees	75,862
Reports to shareholders	67,610
Miscellaneous	49,031
Total expenses	4,825,942
Waiver and/or reimbursement of expenses by affiliate	(113,066)
Reimbursement of expenses-other	(10,394)
Net expenses	4,702,482
Net investment income	16,009,764

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(626,146)
Futures contracts	621,520
(4,626)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(18,756,925)
Futures contracts	(787,075)
(19,544,000)

Net realized and unrealized loss	(19,548,626)

Net decrease in net assets resulting from operations	($3,538,862)
See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$16,009,764	$16,739,451
Net realized gain (loss)	(4,626)	3,221,708
Net change in unrealized appreciation (depreciation)	(19,544,000)	(9,535,430)
Net increase (decrease) in net assets resulting from operations	(3,538,862)	10,425,729

Distributions to shareholders: (1)
Class A shares	(8,977,300)	(10,468,724)
Class C shares	(1,074,608)	(1,564,507)
Class I shares	(5,088,499)	(1,608,963)
Class R shares	(8,252)	(85,992)
Class Y shares	(497,793)	(2,928,159)
Total distributions to shareholders	(15,646,452)	(16,656,345)

Capital share transactions:
Class A shares	(35,926,916)	(87,361,548)
Class C shares	(14,616,551)	(26,201,191)
Class I shares	157,014,865	13,100,066
Class R shares (2)	(2,169,508)	(2,251,443)
Class Y shares (2)	(99,323,559)	20,426,372
Net increase (decrease) in net assets from capital share transactions	4,978,331	(82,287,744)

TOTAL DECREASE IN NET ASSETS	(14,206,983)	(88,518,360)

NET ASSETS
Beginning of year	515,553,594	604,071,954
End of year	$501,346,611	$515,553,594(3)

(1) For the year ended September 30, 2017, the source of distributions was from net investment income.
(2) Effective December 8, 2017, Class R shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class R and Class Y shares were terminated.

(3) Includes accumulated undistributed net investment income of $205,631 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

18 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.55	$16.68	$15.89		$16.35	$16.03
Income from investment operations:
Net investment income (1)	0.51	0.51	0.49	(2)	0.46	0.47
Net realized and unrealized gain (loss)	(0.64)	(0.13)	0.80		(0.46)	0.32
Total from investment operations	(0.13)	0.38	1.29		—	0.79
Distributions from:
Net investment income	(0.51)	(0.51)	(0.50)		(0.46)	(0.47)
Total distributions	(0.51)	(0.51)	(0.50)		(0.46)	(0.47)
Total increase (decrease) in net asset value	(0.64)	(0.13)	0.79		(0.46)	0.32
Net asset value, ending	$15.91	$16.55	$16.68		$15.89	$16.35
Total return (3)	(0.79%)	2.35%	8.26%		(0.04%)	4.98%
Ratios to average net assets: (4)
Total expenses	0.98%	1.04%	1.08%		1.24%	1.25%
Net expenses	0.98%	1.01%	1.05%		1.24%	1.25%
Net investment income	3.17%	3.11%	3.05%	(2)	2.79%	2.86%
Portfolio turnover	66%	76%	155%		236%	214%
Net assets, ending (in thousands)	$264,987	$312,318	$404,793		$489,101	$615,847

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.55	$16.68	$15.89		$16.34	$16.03
Income from investment operations:
Net investment income (1)	0.39	0.38	0.37	(2)	0.34	0.36
Net realized and unrealized gain (loss)	(0.64)	(0.13)	0.80		(0.45)	0.31
Total from investment operations	(0.25)	0.25	1.17		(0.11)	0.67
Distributions from:
Net investment income	(0.39)	(0.38)	(0.38)		(0.34)	(0.36)
Total distributions	(0.39)	(0.38)	(0.38)		(0.34)	(0.36)
Total increase (decrease) in net asset value	(0.64)	(0.13)	0.79		(0.45)	0.31
Net asset value, ending	$15.91	$16.55	$16.68		$15.89	$16.34
Total return (3)	(1.54%)	1.54%	7.44%		(0.68%)	4.19%
Ratios to average net assets: (4)
Total expenses	1.74%	1.80%	1.85%		1.93%	1.94%
Net expenses	1.74%	1.80%	1.81%		1.93%	1.94%
Net investment income	2.40%	2.34%	2.29%	(2)	2.10%	2.17%
Portfolio turnover	66%	76%	155%		236%	214%
Net assets, ending (in thousands)	$37,072	$53,549	$80,683		$88,202	$107,401

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

20 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.57	$16.70	$15.91		$16.35	$16.04
Income from investment operations:
Net investment income(1)	0.58	0.57	0.56	(2)	0.55	0.57
Net realized and unrealized gain (loss)	(0.66)	(0.13)	0.80		(0.43)	0.31
Total from investment operations	(0.08)	0.44	1.36		0.12	0.88
Distributions from:
Net investment income	(0.55)	(0.57)	(0.57)		(0.56)	(0.57)
Total distributions	(0.55)	(0.57)	(0.57)		(0.56)	(0.57)
Total increase (decrease) in net asset value	(0.63)	(0.13)	0.79		(0.44)	0.31
Net asset value, ending	$15.94	$16.57	$16.70		$15.91	$16.35
Total return (3)	(0.48%)	2.76%	8.70%		0.69%	5.56%
Ratios to average net assets: (4)
Total expenses	0.72%	0.64%	0.65%		0.64%	0.62%
Net expenses	0.64%	0.62%	0.64%		0.64%	0.62%
Net investment income	3.58%	3.49%	3.47%	(2)	3.36%	3.49%
Portfolio turnover	66%	76%	155%		236%	214%
Net assets, ending (in thousands)	$199,288	$48,504	$35,670		$32,492	$92,982

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. The Fund previously offered Class R and Class Y shares. At the close of business on December 8, 2017, Class R and Class Y shares were converted to Class A and Class I shares, respectively. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.

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Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2018, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$404,140,239	$—	$404,140,239
Asset-Backed Securities	—	56,668,463	—	56,668,463
Commercial Mortgage-Backed Securities	—	8,450,944	—	8,450,944
Collateralized Mortgage-Backed Obligations	—	8,180,625	—	8,180,625
Sovereign Government Bonds	—	1,391,264	—	1,391,264
Floating Rate Loans	—	18,975,871	48,551	19,024,422
Short Term Investment of Cash Collateral for Securities Loaned	11,368,850	—	—	11,368,850
Total Investments	$11,368,850	$497,807,406	$48,551	$509,224,807
Futures Contracts(2)	$959,485	$—	$—	$959,485
Total	$12,328,335	$497,807,406	$48,551	$510,184,292

Liabilities
Futures Contracts(2)	$(1,569,735)	$—	$—	$(1,569,735)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in

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the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
G. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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L. When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.40% on the first $2 billion, 0.375% on the next $5.5 billion, 0.35% on the next $2.5 billion and 0.325% over $10 billion of the Fund’s average daily net assets. For the year ended September 30, 2018, the investment advisory fee amounted to $1,991,938 or 0.40% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.99%, 1.74% and 0.64% for Class A, Class C and Class I, respectively, and prior to the close of business on December 8, 2017, 1.47% and 1.09% for Class R and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $106,970.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I (and Class R and Class Y prior to the close of business on December 8, 2017) and is payable monthly. CRM contractually waived 0.02% of the administrative fee through January 31, 2018 for Class I. For the year ended September 30, 2018, CRM was paid administrative fees of $597,246, of which $6,096 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) and, prior to the close of business on December 8, 2017, Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C and Class R Plans, the Fund pays/paid EVD amounts equal to 0.75% and up to 0.50% per annum of its average daily net assets attributable to Class C and Class R shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust had limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. In addition, pursuant to the Class C Plan and Class R Plan (prior to the close of business on December 8, 2017), the Fund also makes/made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2018 amounted to $721,224, $460,926 and $1,947 for Class A shares, Class C shares and Class R shares, respectively.
The Fund was informed that EVD received $15,603 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. The Fund was also informed that EVD received $2,493 and $2,171 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $80,629 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates

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are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, the Fund’s allocated portion of such expense and reimbursement was $10,394, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments of floating rate loans, were $319,630,534 and $274,436,682, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $18,863,464 and $48,427,806, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the year ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017
Ordinary income	$15,646,452	$16,656,345
During the year ended September 30, 2018, accumulated loss was decreased by $254,299,863, and paid-in capital was decreased by $254,299,863 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$543,375
Capital loss carryforwards and deferred capital losses	($308,069,069)
Net unrealized appreciation (depreciation)	($13,930,315)
At September 30, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $77,128,701 and deferred capital losses of $230,940,368 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on September 30, 2019 and their character is short-term. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2018, $6,501,419 are short-term and $224,438,949 are long term.
Under tax regulations, capital losses incurred in taxable years beginning after December 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$523,155,122
Gross unrealized appreciation	$1,997,107
Gross unrealized depreciation	(15,927,422)
Net unrealized appreciation (depreciation)	($13,930,315)
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2018 is included in the Schedule of Investments. During the year ended September 30, 2018, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.

26 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets		Liabilities
Futures contracts	$959,485	*	($1,569,735)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2018 was as follows:

Statement of Operations Caption	Interest rate
Net realized gain (loss) on:
Investment securities*	$392,886
Futures contracts	621,520
Total	$1,014,406
Net change in unrealized appreciation (depreciation) on:
Futures contracts	$(787,075)

* relates to purchased options
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2018 was approximately $35,045,000 and $33,065,000, respectively. The average number of purchased options contracts outstanding during the year ended September 30, 2018 was 126 contracts.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2018, the total value of securities on loan, including accrued interest, was $11,117,904 and the total value of collateral received was $11,368,850, comprised of cash.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$11,368,850	$—	$—	$—	$11,368,850
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

28 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,381,589	$22,418,755	2,193,520	$35,857,688
Reinvestment of distributions	481,791	7,787,086	563,662	9,183,552
Shares redeemed	(4,186,428)	(67,899,168)	(8,149,318)	(132,402,788)
Conversion from Class R	106,425	1,766,411	—	—
Net decrease	(2,216,623)	($35,926,916)	(5,392,136)	($87,361,548)

Class C
Shares sold	110,065	$1,796,654	150,977	$2,455,789
Reinvestment of distributions	57,544	930,628	69,642	1,134,800
Shares redeemed	(1,073,210)	(17,343,833)	(1,821,616)	(29,791,780)
Net decrease	(905,601)	($14,616,551)	(1,600,997)	($26,201,191)

Class I
Shares sold	5,331,613	$85,763,327	1,662,454	$27,306,193
Reinvestment of distributions	294,199	4,742,585	96,791	1,579,558
Shares redeemed	(2,076,401)	(33,630,386)	(967,343)	(15,785,685)
Conversion from Class Y	6,025,521	100,139,339	—	—
Net increase	9,574,932	$157,014,865	791,902	$13,100,066

Class R (1)
Shares sold	2,350	$39,261	37,171	$612,819
Reinvestment of distributions	407	6,788	4,686	76,881
Shares redeemed	(26,826)	(449,146)	(179,405)	(2,941,143)
Conversion to Class A	(105,536)	(1,766,411)	—	—
Net decrease	(129,605)	($2,169,508)	(137,548)	($2,251,443)

Class Y (1)
Shares sold	291,538	$4,890,176	3,870,523	$63,502,618
Reinvestment of distributions	26,354	440,607	152,790	2,525,584
Shares redeemed	(269,149)	(4,515,003)	(2,756,849)	(45,601,830)
Conversion to Class I	(5,963,941)	(100,139,339)	—	—
Net increase (decrease)	(5,915,198)	($99,323,559)	1,266,464	$20,426,372

(1) Effective December 8, 2017, Class R shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class R and Class Y shares were terminated.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

30 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 31

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

32 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 33

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

34 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

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CALVERT INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24177 9.30.18

Calvert Short Duration Income Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Federal Tax Information
33	Management and Organization
35	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
For the 12-month period ended September 30, 2018, U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. ─ as well as concerns about rising inflation and interest rates inside the U.S. ─ led to an uptick in volatility.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.
As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities ─ already unusually narrow at the beginning of the period ─ converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.

Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.
Fund Performance
For the fiscal year ended September 30, 2018, Calvert Short Duration Income Fund (the Fund) Class A shares at net asset value (NAV) returned 0.59%, outperforming its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index (the Index), which returned 0.05%.
The Fund’s duration and asset allocation positioning were large contributors to outperformance during the period. The Fund’s shorter-than-Index duration was beneficial as short-term interest rates continued to rise during the period. Duration is a measure of the expected change in the price of a bond - in percentage terms - given a one-percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.
An out-of-Index allocation to asset-backed securities was especially beneficial to performance during the period. Security selection within investment-grade corporate fixed-income securities also supported Index-relative performance during the period, particularly in the banking sector. Security selection in the technology and communications sectors was also beneficial to Index-relative performance, although an overweight to the automotive sector was a detractor.
At period end, while the Fed had projected a tightening fiscal course to offset the prospect of modest inflation, no one knew whether, when, or how much interest rates would increase. Other areas of uncertainty included how trade tensions with China would play out, the impact of U.S. midterm elections, the looming Brexit deadline, the fiscal policy of Italy’s new government, and the imbalances facing several emerging economies.
Against this backdrop, the Fund was conservatively positioned at period end, including a slightly shorter-than-Index duration. Fund management believed that the rapid growth in BBB-rated6 bonds during the period warranted some caution. In this and other sectors, the Fund continued to emphasize bottom-up security selection.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	0.59%	1.44%	2.80%
Class A with 2.75% Maximum Sales Charge	—	—	-2.21	0.88	2.52
Class C at NAV	10/01/2002	01/31/2002	-0.16	0.70	2.04
Class C with 1% Maximum Sales Charge	—	—	-1.14	0.70	2.04
Class I at NAV	04/21/2006	01/31/2002	0.91	1.92	3.31

Bloomberg Barclays 1-5 Year U.S. Credit Index	—	—	0.05%	1.74%	3.82%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.94%	1.65%	0.53%
Net			0.88	1.64	0.52

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$12,240	N.A.
Class I	$250,000	09/30/2008	$346,366	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	63.4%
Asset-Backed Securities	23.0%
Collateralized Mortgage-Backed Obligations	7.0%
Floating Rate Loans	3.0%
Commercial Mortgage-Backed Securities	2.3%
U.S. Treasury Obligations	0.9%
Sovereign Government Bonds	0.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3 Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,009.50	$4.08	0.81%
Class C	$1,000.00	$1,005.70	$7.84	1.56%
Class I	$1,000.00	$1,010.70	$2.62**	0.52%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.01	$4.10	0.81%
Class C	$1,000.00	$1,017.25	$7.89	1.56%
Class I	$1,000.00	$1,022.46	$2.64**	0.52%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 62.0%
Basic Materials - 0.3%
Sherwin-Williams Co. (The), 2.75%, 6/1/22	3,400,000	3,299,765

Communications - 3.9%
AT&T, Inc.:
3.20%, 3/1/22	4,000,000	3,943,066
3.289%, (3 mo. USD LIBOR + 0.95%), 7/15/21 (1)	2,800,000	2,834,316
3.514%, (3 mo. USD LIBOR + 1.18%), 6/12/24 (1)	2,600,000	2,613,713
3.60%, 2/17/23	6,000,000	5,966,023
3.80%, 3/15/22	10,760,000	10,807,907
3.80%, 3/1/24	1,650,000	1,635,330
Crown Castle Towers LLC, 3.222%, 5/15/42 (2)	2,765,000	2,707,170
SBA Communications Corp., 4.00%, 10/1/22	6,425,000	6,336,656
Sprint Communications, Inc., 9.00%, 11/15/18 (2)	3,750,000	3,777,938
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (2)	2,250,000	2,247,188
Verizon Communications, Inc., 3.414%, (3 mo. USD LIBOR + 1.10%), 5/15/25 (1)	11,354,000	11,462,382
		54,331,689

Consumer, Cyclical - 9.1%
American Airlines Group, Inc., 5.50%, 10/1/19 (2)	6,680,000	6,805,250
American Airlines Pass-Through Trust:
4.40%, 3/22/25	2,067,483	2,065,839
5.25%, 7/15/25	3,319,846	3,430,425
5.60%, 1/15/22 (2)	7,370,231	7,517,635
Azul Investments LLP, 5.875%, 10/26/24 (2)	3,210,000	2,789,362
CVS Health Corp.:
3.50%, 7/20/22	5,000,000	4,965,495
3.70%, 3/9/23	7,736,000	7,709,208
4.10%, 3/25/25	15,477,000	15,450,686
CVS Pass-Through Trust, 6.036%, 12/10/28	1,434,889	1,531,962
Ford Motor Credit Co. LLC:
2.979%, 8/3/22	10,427,000	9,897,708
3.085%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (1)	4,509,000	4,469,179
3.124%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (1)	14,310,000	14,310,818
3.147%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (1)	2,000,000	1,988,128
3.271%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (1)	4,700,000	4,712,655
3.336%, 3/18/21	4,500,000	4,438,680
Newell Brands, Inc.:
2.60%, 3/29/19	850,000	848,874
3.15%, 4/1/21	5,000,000	4,922,588
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (2)	4,160,000	4,459,520

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Tapestry, Inc.:
4.125%, 7/15/27	5,000,000	4,758,136
4.25%, 4/1/25	3,500,000	3,471,598
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (2)	1,943,578	1,975,180
6.00%, 4/23/22 (2)	1,723,034	1,744,572
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19	3,000,000	2,991,855
3.30%, 11/18/21	2,000,000	1,993,207
Wyndham Destinations, Inc., 4.15%, 4/1/24	6,756,000	6,587,100
		125,835,660

Consumer, Non-cyclical - 5.0%
Amgen, Inc., 2.70%, 5/1/22	4,000,000	3,892,833
AstraZeneca plc, 2.375%, 11/16/20	5,000,000	4,931,893
Becton Dickinson and Co.:
2.675%, 12/15/19	6,600,000	6,564,553
2.894%, 6/6/22	2,628,000	2,556,881
3.261%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (1)	7,880,000	7,892,166
3.363%, 6/6/24	6,728,000	6,506,767
Block Financial LLC, 5.25%, 10/1/25	6,700,000	6,752,394
Elanco Animal Health, Inc., 3.912%, 8/27/21 (2)	3,309,000	3,314,244
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (2)	5,000,000	5,122,797
Keurig Dr Pepper, Inc.:
3.551%, 5/25/21 (2)	2,106,000	2,103,497
4.057%, 5/25/23 (2)	2,254,000	2,259,145
Kraft Heinz Foods Co.:
2.80%, 7/2/20	5,000,000	4,959,421
3.161%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (1)	6,800,000	6,839,143
3.375%, 6/15/21	846,000	842,014
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,316,132
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	631,000	620,871
		68,474,751

Energy - 0.6%
Oceaneering International, Inc., 4.65%, 11/15/24	8,858,000	8,491,027

Financial - 28.4%
Ally Financial, Inc.:
3.50%, 1/27/19	11,974,000	11,988,967
4.125%, 3/30/20	5,315,000	5,348,219
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (2)	3,071,000	3,010,031
Athene Global Funding, 3.566%, (3 mo. USD LIBOR + 1.23%), 7/1/22 (1)(2)	6,750,000	6,876,025
Bank of America Corp.:
2.727%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (1)	5,465,000	5,450,129
2.816% to 7/21/22, 7/21/23 (3)	15,000,000	14,500,152

8 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
2.881% to 4/24/22, 4/24/23 (3)	7,200,000	7,003,479
3.106%, (3 mo. USD LIBOR + 0.79%), 3/5/24 (1)	15,360,000	15,361,370
3.124% to 1/20/22, 1/20/23 (3)	6,000,000	5,894,178
3.499% to 5/17/21, 5/17/22 (3)	11,518,000	11,515,174
Capital One Financial Corp.:
2.50%, 5/12/20	11,249,000	11,113,069
3.059%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (1)	22,500,000	22,413,894
3.30%, 10/30/24	7,082,000	6,749,049
Capital One NA:
2.25%, 9/13/21	2,000,000	1,925,899
2.65%, 8/8/22	3,385,000	3,255,762
CBL & Associates LP:
5.25%, 12/1/23 (4)	1,682,000	1,437,605
5.95%, 12/15/26 (4)	1,285,000	1,069,762
Citigroup, Inc.:
2.65%, 10/26/20	7,980,000	7,876,910
2.70%, 3/30/21	7,000,000	6,882,713
2.75%, 4/25/22	7,200,000	6,999,113
2.876% to 7/24/22, 7/24/23 (3)	14,000,000	13,553,028
3.142% to 1/24/22, 1/24/23 (3)	8,405,000	8,249,879
3.576%, (3 mo. USD LIBOR + 1.25%), 7/1/26 (1)	6,900,000	6,964,590
5.80% to 11/15/19 (3)(5)	6,400,000	6,542,400
6.125% to 11/15/20 (3)(5)	6,000,000	6,258,750
Citizens Bank NA, 2.25%, 3/2/20	4,300,000	4,243,616
Commonwealth Bank of Australia:
2.00%, 9/6/21 (2)	3,000,000	2,874,326
2.50%, 9/18/22 (2)	4,340,000	4,158,901
Credit Acceptance Corp., 6.125%, 2/15/21	2,507,000	2,541,471
Crown Castle International Corp.:
3.20%, 9/1/24	4,390,000	4,180,669
3.40%, 2/15/21	4,000,000	3,991,868
Digital Realty Trust LP:
2.75%, 2/1/23	5,000,000	4,779,370
3.95%, 7/1/22	3,540,000	3,564,449
Discover Bank:
3.10%, 6/4/20	1,000,000	994,070
4.682% to 8/9/23, 8/9/28 (3)	8,750,000	8,670,987
8.70%, 11/18/19	2,107,000	2,221,629
EPR Properties:
4.50%, 6/1/27	4,260,000	4,076,553
4.95%, 4/15/28	2,130,000	2,095,736
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22 (3)	5,033,000	4,912,632
2.905% to 7/24/22, 7/24/23 (3)	5,484,000	5,301,006
2.908% to 6/5/22, 6/5/23 (3)	6,000,000	5,808,813

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.342%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (1)	4,000,000	4,044,565
3.484%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (1)	6,749,000	6,759,072
iStar, Inc., 5.00%, 7/1/19	6,637,000	6,652,265
JPMorgan Chase & Co., 3.237%, (3 mo. USD LIBOR + 0.89%), 7/23/24 (1)	6,425,000	6,451,342
JPMorgan Chase & Co., Series V, 5.00% to 7/1/19 (3)(5)	6,670,000	6,728,362
MGIC Investment Corp., 5.75%, 8/15/23	3,000,000	3,150,000
Morgan Stanley:
2.80%, 6/16/20	5,000,000	4,962,598
3.125%, 1/23/23	8,000,000	7,799,968
3.563%, (3 mo. USD LIBOR + 1.22%), 5/8/24 (1)	7,200,000	7,321,719
3.742%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (1)	12,000,000	12,337,805
4.875%, 11/1/22	4,875,000	5,054,463
5.45% to 7/15/19 (3)(5)	4,775,000	4,835,881
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19 (2)	3,160,000	3,175,800
Regions Financial Corp., 2.75%, 8/14/22	2,545,000	2,456,036
Springleaf Finance Corp.:
6.875%, 3/15/25	3,400,000	3,406,800
7.125%, 3/15/26	5,330,000	5,330,000
Synchrony Financial:
2.60%, 1/15/19	4,000,000	3,997,024
3.00%, 8/15/19	13,661,000	13,636,345
3.95%, 12/1/27	8,350,000	7,579,560
4.50%, 7/23/25	7,000,000	6,760,263
Synovus Financial Corp., 3.125%, 11/1/22	4,533,000	4,359,250
Toronto-Dominion Bank (The), 1.85%, 9/11/20	3,000,000	2,932,623
		392,387,984

Industrial - 4.3%
Avolon Holdings Funding Ltd., 5.125%, 10/1/23 (2)	1,211,000	1,224,624
Carlisle Cos., Inc., 3.50%, 12/1/24	1,839,000	1,763,414
CNH Industrial Capital LLC:
3.375%, 7/15/19 (4)	6,700,000	6,711,297
4.20%, 1/15/24	2,844,000	2,831,598
Jabil, Inc.:
3.95%, 1/12/28	1,910,000	1,794,254
4.70%, 9/15/22	6,468,000	6,592,186
JSL Europe SA, 7.75%, 7/26/24 (2)(4)	5,370,000	4,678,613
Nvent Finance S.a.r.l., 3.95%, 4/15/23 (2)	5,906,000	5,806,750
Owens Corning, 4.20%, 12/15/22	5,322,000	5,337,721
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (2)	2,500,000	2,466,554
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC, 5.75%, 10/15/20	3,265,893	3,278,140
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (2)	3,160,000	3,047,265
3.00%, 7/15/22 (2)(4)	2,625,000	2,523,121

10 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Wabtec Corp.:
3.382%, (3 mo. USD LIBOR + 1.05%), 9/15/21 (1)	1,206,000	1,208,630
4.15%, 3/15/24	10,335,000	10,253,440
		59,517,607

Technology - 9.0%
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	6,275,000	6,332,323
CA, Inc.:
4.70%, 3/15/27	6,000,000	6,011,765
5.375%, 12/1/19	1,160,000	1,185,988
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (2)	9,150,000	9,174,761
4.42%, 6/15/21 (2)	26,000,000	26,401,411
DXC Technology Co.:
2.875%, 3/27/20	3,898,000	3,866,883
3.271%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (1)	23,000,000	23,000,394
Marvell Technology Group Ltd., 4.20%, 6/22/23	8,999,000	8,962,068
Microchip Technology, Inc., 4.333%, 6/1/23 (2)	11,717,000	11,653,866
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (2)	3,480,000	3,453,900
4.625%, 6/15/22 (2)	3,705,000	3,746,681
4.625%, 6/1/23 (2)	4,635,000	4,717,040
Seagate HDD Cayman:
4.875%, 3/1/24	4,000,000	3,946,199
4.875%, 6/1/27	4,435,000	4,154,606
Western Digital Corp., 4.75%, 2/15/26	8,098,000	7,846,557
		124,454,442

Utilities - 1.4%
Avangrid, Inc., 3.15%, 12/1/24	7,484,000	7,141,482
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (2)	5,350,000	5,263,063
WGL Holdings, Inc., 2.717%, (3 mo. USD LIBOR + 0.40%), 11/29/19 (1)	6,600,000	6,602,864
		19,007,409

Total Corporate Bonds (Cost $865,530,765)		855,800,334

ASSET-BACKED SECURITIES - 22.5%
AASET US Ltd., Series 2018-1A, Class A, 3.844%, 1/16/38 (2)	1,608,616	1,594,897
Avant Loans Funding Trust:
Series 2016-C, Class C, 8.83%, 8/15/22 (2)	4,500,000	4,582,646
Series 2017-A, Class C, 6.05%, 5/15/24 (2)	6,100,000	6,200,497
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-2A, Class A, 2.97%, 2/20/20 (2)	5,760,833	5,743,928
Series 2013-2A, Class B, 3.66%, 2/20/20 (2)	1,666,667	1,668,474
Series 2014-1A, Class A, 2.46%, 7/20/20 (2)	6,150,000	6,134,690

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.12%, 11/15/29 (2)	8,673,675	8,572,345
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (2)	2,435,662	2,439,488
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (2)	6,231,125	6,311,244
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32 (2)	1,046,616	1,038,469
Conn Funding II LP:
Series 2017-B, Class A, 2.73%, 7/15/20 (2)	1,426,070	1,425,909
Series 2017-B, Class B, 4.52%, 4/15/21 (2)	3,555,000	3,574,731
Series 2018-A, Class A, 3.25%, 1/15/23 (2)	1,995,205	1,995,625
Series 2018-A, Class B, 4.65%, 1/15/23 (2)	2,190,000	2,193,699
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class C, 5.13%, 4/17/23 (2)	3,000,000	3,024,035
Series 2017-P1, Class A, 2.42%, 9/15/23 (2)	684,738	683,020
Series 2017-P2, Class A, 2.61%, 1/15/24 (2)	3,009,913	2,994,834
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (2)	4,315,000	4,277,218
DB Master Finance LLC, Series 2015-1A, Class A2II, 3.98%, 2/20/45 (2)	9,225,400	9,237,138
Dell Equipment Finance Trust:
Series 2017-1, Class A2, 1.86%, 6/24/19 (2)	131,881	131,807
Series 2017-2, Class A3, 2.19%, 10/24/22 (2)	1,250,000	1,238,007
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (2)	6,029,500	6,206,666
Series 2018-1A, Class A2, 4.739%, 4/20/48 (2)	1,690,763	1,683,454
FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.857%, 4/30/47 (2)	3,436,500	3,430,302
FRS I LLC:
Series 2013-1A, Class A1, 1.80%, 4/15/43 (2)	502,571	500,209
Series 2013-1A, Class A2, 3.08%, 4/15/43 (2)	6,651,062	6,634,210
Series 2013-1A, Class B, 3.96%, 4/15/43 (2)	5,980,778	5,953,564
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (2)	2,840,000	2,840,057
Invitation Homes Trust:
Series 2017-SFR2, Class A, 3.008%, (1 mo. USD LIBOR + 0.85%), 12/17/36 (1)(2)	2,850,034	2,861,985
Series 2017-SFR2, Class B, 3.308%, (1 mo. USD LIBOR + 1.15%), 12/17/36 (1)(2)	2,097,000	2,105,727
Series 2017-SFR2, Class C, 3.608%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (1)(2)	735,000	739,088
Series 2018-SFR1, Class B, 3.108%, (1 mo. USD LIBOR + 0.95%), 3/17/37 (1)(2)	865,000	862,548
Series 2018-SFR1, Class C, 3.408%, (1 mo. USD LIBOR + 1.25%), 3/17/37 (1)(2)	1,480,000	1,482,646
Series 2018-SFR2, Class D, 3.608%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (1)(2)	15,062,000	15,020,036
Series 2018-SFR3, Class D, 3.808%, (1 mo. USD LIBOR + 1.65%), 7/17/37 (1)(2)	4,000,000	4,038,506
Marlette Funding Trust:
Series 2017-2A, Class A, 2.39%, 7/15/24 (2)	890,668	889,369
Series 2017-3A, Class A, 2.36%, 12/15/24 (2)	1,006,577	1,003,109
Series 2018-1A, Class A, 2.61%, 3/15/28 (2)	3,992,741	3,981,295
NextGear Floorplan Master Owner Trust:
Series 2015-2A, Class A, 2.38%, 10/15/20 (2)	13,625,000	13,623,985
Series 2017-2A, Class A2, 2.56%, 10/17/22 (2)	1,400,000	1,381,040
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.31%, 12/14/21 (2)	6,450,000	6,416,632
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (2)	2,528,068	2,534,423
Series 2015-1A, Class B, 3.85%, 3/18/26 (2)	1,000,000	1,006,490

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2015-2A, Class A, 2.57%, 7/18/25 (2)	128,942	129,087
Series 2017-1A, Class A2, 2.934%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (1)(2)	6,350,000	6,369,469
Oportun Funding VI LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (2)	2,060,000	2,027,683
Series 2018-B, Class A, 3.91%, 7/8/24 (2)	5,333,000	5,318,344
Planet Fitness Master Issuer LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48 (2)	5,075,000	5,075,927
Series 2018-1A, Class A2II, 4.666%, 9/5/48 (2)	6,325,000	6,272,461
Progress Residential Trust:
Series 2015-SFR2, Class D, 3.684%, 6/12/32 (2)	1,221,000	1,211,981
Series 2016-SFR2, Class E, 5.708%, (1 mo. USD LIBOR + 3.55%), 1/17/34 (1)(2)	6,795,000	6,860,637
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class B, 3.65%, 6/15/23 (2)	5,010,000	5,018,304
Series 2017-1A, Class C, 5.80%, 6/15/23 (2)	2,825,000	2,858,749
Series 2017-2A, Class A, 2.41%, 9/15/23 (2)	1,257,902	1,256,703
Series 2017-2A, Class B, 3.48%, 9/15/23 (2)	5,950,000	5,948,423
Series 2017-3A, Class A, 2.36%, 11/15/23 (2)	8,690,863	8,669,301
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	12,530,000	12,454,061
Series 2018-2A, Class B, 3.96%, 10/15/24 (2)	14,000,000	14,030,013
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (2)	1,580,083	1,564,029
SBA Tower Trust, Series 2014-1A, Class C, 2.898%, 10/15/44 (2)	7,000,000	6,987,867
Sierra Timeshare Receivables Funding LLC:
Series 2014-3A, Class B, 2.80%, 10/20/31 (2)	564,689	561,009
Series 2015-2A, Class B, 3.02%, 6/20/32 (2)	724,699	720,309
Series 2015-3A, Class B, 3.08%, 9/20/32 (2)	929,632	920,319
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 3.466%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (1)(2)	1,222,991	1,234,011
Series 2014-B, Class A2, 2.55%, 8/27/29 (2)	551,846	546,999
Series 2015-A, Class A2, 2.42%, 3/25/30 (2)	648,607	639,431
Series 2015-B, Class B, 3.52%, 3/25/36 (2)	2,446,250	2,406,925
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (2)	4,741,824	4,726,871
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (2)	5,071,702	5,072,383
Series 2016-AA, Class A, 2.90%, 11/15/29 (2)	11,358,000	11,329,657
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (2)	12,312,500	12,333,978
Tesla Auto Lease Trust, Series 2018-A, Class A, 2.32%, 12/20/19 (2)	3,061,214	3,053,253
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.072%, 2/16/43 (2)	5,048,378	5,056,722
Wendys Funding LLC, Series 2015-1A, Class A2II, 4.08%, 6/15/45 (2)	9,433,250	9,457,746

Total Asset-Backed Securities (Cost $311,661,404)		310,370,694

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.9%
U.S. Treasury Inflation Index Note, 0.125%, 4/15/22 (6)	12,781,897	12,423,571

Total U.S. Treasury Obligations (Cost $12,476,405)		12,423,571

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 6.8%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.516%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (1)(2)	6,900,220	6,974,570
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 5.016%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (1)	5,199,753	5,362,258
Series 2016-HQA1, Class M2, 4.966%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (1)	4,131,486	4,215,595
Series 2016-HQA2, Class M2, 4.466%, (1 mo. USD LIBOR + 2.25%), 11/25/28 (1)	2,757,265	2,819,700
Series 2017-DNA3, Class M1, 2.966%, (1 mo. USD LIBOR + 0.75%), 3/25/30 (1)	3,504,415	3,518,530
Series 2017-HQA3, Class M1, 2.766%, (1 mo. USD LIBOR + 0.55%), 4/25/30 (1)	1,655,589	1,658,657
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	10,000,000	10,686,854
Series 2014-C03, Class 1M2, 5.216%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (1)	18,324,635	19,759,824
Series 2014-C03, Class 2M2, 5.116%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (1)	14,765,285	15,796,334
Series 2014-C04, Class 1M2, 7.116%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (1)	7,910,791	9,088,137
Series 2016-C03, Class 2M1, 4.416%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (1)	289,028	289,774
Series 2017-C05, Class 1M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (1)	2,285,000	2,357,616
Series 2017-C06, Class 1M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (1)	1,400,000	1,464,538
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 2.987%, (1 mo. USD LIBOR + 0.85%), 12/16/59 (1)(2)	3,687,000	3,686,163
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (2)(7)	6,420,000	6,435,376

Total Collateralized Mortgage-Backed Obligations (Cost $93,009,384)		94,113,926

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.2%
CLNS Trust, Series 2017-IKPR, Class B, 3.131%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (1)(2)	6,770,000	6,780,097
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (2)	4,200,000	4,157,989
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (2)(8)	1,920,000	1,864,206
Motel 6 Trust:
Series 2017-MTL6, Class C, 3.558%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (1)(2)	4,231,922	4,241,305
Series 2017-MTL6, Class D, 4.308%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	2,135,329	2,144,722
RETL Trust:
Series 2018-RVP, Class A, 3.258%, (1 mo. USD LIBOR + 1.10%), 3/15/33 (1)(2)	4,065,642	4,085,112
Series 2018-RVP, Class B, 3.908%, (1 mo. USD LIBOR + 1.75%), 3/15/33 (1)(2)	3,368,797	3,389,496
Series 2018-RVP, Class C, 4.208%, (1 mo. USD LIBOR + 2.05%), 3/15/33 (1)(2)	2,599,275	2,620,304
TRU Trust, Series 2016-TOYS, Class A, 4.408%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (1)(2)	1,195,561	1,196,046

Total Commercial Mortgage-Backed Securities (Cost $30,636,171)		30,479,277

14 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 0.5%
Nacional Financiera SNC, 3.375%, 11/5/20 (2)	6,000,000	5,962,560

Total Sovereign Government Bonds (Cost $5,995,305)		5,962,560

FLOATING RATE LOANS (9) - 2.9%
Building and Development - 0.2%
DTZ U.S. Borrower, LLC, Term Loan, 5.492%, (1 mo. USD LIBOR + 3.25%), 8/21/25	3,550,000	3,566,270

Business Equipment and Services - 0.4%
Change Healthcare Holdings, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 3/1/24	5,284,398	5,307,882

Cable and Satellite Television - 0.4%
UPC Financing Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 1/15/26	2,348,810	2,349,790
Ziggo Secured Finance Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,820,000	2,771,972
		5,121,762

Drugs - 0.4%
Jaguar Holding Company II, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 8/18/22	5,312,545	5,322,506

Electronics/Electrical - 0.5%
Infor (US), Inc., Term Loan, 2/1/22 (10)	5,325,000	5,345,443
MA FinanceCo., LLC, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	287,046	285,970
Seattle Spinco, Inc., Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,938,493	1,929,769
		7,561,182

Equipment Leasing - 0.4%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.165%, (1 mo. USD LIBOR + 2.00%), 1/15/25	5,057,325	5,079,461

Financial - 0.0% (11)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (12)(13)(14)(15)	385,345	6,078

Food/Drug Retailers - 0.2%
Albertsons, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 8/25/21	2,805,793	2,812,283

Insurance - 0.2%
Asurion LLC, Term Loan, 5.242%, (1 mo. USD LIBOR + 3.00%), 11/3/23	2,792,753	2,815,735

Telecommunications - 0.2%
Sprint Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 2.50%), 2/2/24	2,872,709	2,881,686

Total Floating Rate Loans (Cost $40,741,576)		40,474,845

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	7,078,928	7,078,928

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $7,078,928)		7,078,928

TOTAL INVESTMENTS (Cost $1,367,129,938) - 98.3%		1,356,704,135
Other assets and liabilities, net - 1.7%		24,040,980
NET ASSETS - 100.0%		1,380,745,115

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $513,684,870, which represents 37.2% of the net assets of the Fund as of September 30, 2018.

(3) Security converts to floating rate after the indicated fixed-rate coupon period.
(4) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $6,843,081.
(5) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(6) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(7) Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2018.
(8) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.
(9) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate ("LIBOR") or other short term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(10) The floating-rate loan will settle after September 30, 2018, at which time the interest rate will be determined.
(11) Amount is less than 0.05%.
(12) Non-income producing security.
(13) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(14) Restricted security. Total market value of restricted securities amounts to $6,078, which represents less than 0.05% of the net assets of the Fund as of September 30, 2018.
(15) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
LIBOR:	London Interbank Offered Rate

Currency Abbreviations:
USD:	United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	710	Dec-18	$149,621,407	($411,760)
Short:
U.S. 5-Year Treasury Note	(56)	Dec-18	($6,298,688)	$19,510
U.S. Ultra 10-Year Treasury Note	(224)	Dec-18	(28,224,000)	344,342
Total Short				$363,852

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,367,129,938) - including $6,843,081 of securities on loan	$1,356,704,135
Cash	28,502,434
Receivable for variation margin on open futures contracts	76,659
Receivable for capital shares sold	2,946,994
Interest receivable	8,616,923
Securities lending income receivable	2,487
Deposits at brokers for futures contracts	176,858
Trustees’ deferred compensation plan	918,082
Other assets	28,291
Total assets	1,397,972,863

LIABILITIES
Payable for investments purchased	6,629,438
Payable for capital shares redeemed	1,536,052
Deposits for securities loaned	7,078,928
Payable to affiliates:
Investment advisory fee	384,383
Administrative fee	135,963
Distribution and service fees	118,412
Sub-transfer agency fee	11,249
Trustees’ deferred compensation plan	918,082
Accrued expenses	415,241
Total liabilities	17,227,748
NET ASSETS	$1,380,745,115

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,404,949,570
Accumulated loss	(24,204,455)
Total	$1,380,745,115

NET ASSET VALUE PER SHARE
Class A (based on net assets of $258,528,018 and 16,332,659 shares outstanding)	$15.83
Class C (based on net assets of $78,227,756 and 4,960,828 shares outstanding)	$15.77
Class I (based on net assets of $1,043,989,341 and 65,535,106 shares outstanding)	$15.93

OFFERING PRICE PER SHARE*
Class A (100/97.25 of net asset value per share)	$16.28
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Interest income	$42,920,685
Securities lending income, net	63,993
Total investment income	42,984,678

EXPENSES
Investment advisory fee	4,605,764
Administrative fee	1,629,519
Distribution and service fees:
Class A	744,556
Class C	884,524
Trustees’ fees and expenses	69,280
Custodian fees	128,547
Transfer agency fees and expenses	914,808
Accounting fees	269,108
Professional fees	126,348
Registration fees	102,905
Reports to shareholders	95,774
Miscellaneous	95,360
Total expenses	9,666,493
Waiver and/or reimbursement of expenses by affiliate	(564,629)
Reimbursement of expenses-other	(28,291)
Net expenses	9,073,573
Net investment income	33,911,105

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(3,702,723)
Futures contracts	(2,856,562)
(6,559,285)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(16,630,851)
Futures contracts	201,973
(16,428,878)

Net realized and unrealized loss	(22,988,163)

Net increase in net assets resulting from operations	$10,922,942

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

CALVERT SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$33,911,105	$26,698,226
Net realized loss	(6,559,285)	(2,494,496)
Net change in unrealized appreciation (depreciation)	(16,428,878)	(3,685,092)
Net increase in net assets resulting from operations	10,922,942	20,518,638

Distributions to shareholders:(1)
Class A shares	(6,816,091)	(8,069,185)
Class C shares	(1,382,157)	(1,239,908)
Class I shares	(23,381,577)	(7,187,931)
Class Y shares	(1,932,478)	(10,043,624)
Total distributions to shareholders	(33,512,303)	(26,540,648)

Capital share transactions:
Class A shares	(73,852,516)	(277,236,699)
Class C shares	(20,521,608)	(29,695,474)
Class I shares	698,945,643	100,366,533
Class Y shares (2)	(547,936,420)	187,636,091
Net increase (decrease) in net assets from capital share transactions	56,635,099	(18,929,549)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,045,738	(24,951,559)

NET ASSETS
Beginning of year	1,346,699,377	1,371,650,936
End of year	$1,380,745,115	$1,346,699,377(3)

(1) For the year ended September 30, 2017, the source of distributions was from net investment income.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(3) Includes accumulated undistributed net investment income of $145,704 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016		2015		2014
Net asset value, beginning	$16.11	$16.18	$15.96		$16.19		$16.28
Income from investment operations:
Net investment income (1)	0.37	0.30	0.33	(2)	0.29		0.31
Net realized and unrealized gain (loss)	(0.28)	(0.07)	0.22		(0.23)		(0.09)
Total from investment operations	0.09	0.23	0.55		0.06		0.22
Distributions from:
Net investment income	(0.37)	(0.30)	(0.33)		(0.29)		(0.31)
Net realized gain	—	—	—		—	(3)	—
Total distributions	(0.37)	(0.30)	(0.33)		(0.29)		(0.31)
Total increase (decrease) in net asset value	(0.28)	(0.07)	0.22		(0.23)		(0.09)
Net asset value, ending	$15.83	$16.11	$16.18		$15.96		$16.19
Total return (4)	0.59%	1.43%	3.50%		0.39%		1.34%
Ratios to average net assets: (5)
Total expenses	0.84%	0.94%	0.97%		1.13%		1.14%
Net expenses	0.84%	0.89%	0.94%		1.08%		1.08%
Net investment income	2.29%	1.87%	2.05%	(2)	1.79%		1.87%
Portfolio turnover	80%	94%	147%		206%		168%
Net assets, ending (in thousands)	$258,528	$337,692	$618,552		$733,415		$933,534

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016		2015		2014
Net asset value, beginning	$16.05	$16.12	$15.91		$16.13		$16.21
Income from investment operations:
Net investment income (1)	0.25	0.18	0.21	(2)	0.17		0.19
Net realized and unrealized gain (loss)	(0.28)	(0.08)	0.21		(0.22)		(0.08)
Total from investment operations	(0.03)	0.10	0.42		(0.05)		0.11
Distributions from:
Net investment income	(0.25)	(0.17)	(0.21)		(0.17)		(0.19)
Net realized gain	—	—	—		—	(3)	—
Total distributions	(0.25)	(0.17)	(0.21)		(0.17)		(0.19)
Total increase (decrease) in net asset value	(0.28)	(0.07)	0.21		(0.22)		(0.08)
Net asset value, ending	$15.77	$16.05	$16.12		$15.91		$16.13
Total return (4)	(0.16%)	0.66%	2.67%		(0.29%)		0.67%
Ratios to average net assets: (5)
Total expenses	1.59%	1.65%	1.72%		1.81%		1.80%
Net expenses	1.59%	1.65%	1.69%		1.81%		1.80%
Net investment income	1.55%	1.11%	1.30%	(2)	1.05%		1.15%
Portfolio turnover	80%	94%	147%		206%		168%
Net assets, ending (in thousands)	$78,228	$100,333	$130,665		$152,994		$194,133

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016		2015		2014
Net asset value, beginning	$16.20	$16.27	$16.05		$16.27		$16.35
Income from investment operations:
Net investment income (1)	0.43	0.36	0.40	(2)	0.38		0.40
Net realized and unrealized gain (loss)	(0.29)	(0.07)	0.22		(0.22)		(0.08)
Total from investment operations	0.14	0.29	0.62		0.16		0.32
Distributions from:
Net investment income	(0.41)	(0.36)	(0.40)		(0.38)		(0.40)
Net realized gain	—	—	—		—	(3)	—
Total distributions	(0.41)	(0.36)	(0.40)		(0.38)		(0.40)
Total increase (decrease) in net asset value	(0.27)	(0.07)	0.22		(0.22)		(0.08)
Net asset value, ending	$15.93	$16.20	$16.27		$16.05		$16.27
Total return (4)	0.91%	1.82%	3.91%		1.02%		1.97%
Ratios to average net assets: (5)
Total expenses	0.59%	0.53%	0.53%		0.50%		0.48%
Net expenses	0.52%	0.51%	0.52%		0.50%		0.48%
Net investment income	2.69%	2.23%	2.47%	(2)	2.37%		2.46%
Portfolio turnover	80%	94%	147%		206%		168%
Net assets, ending (in thousands)	$1,043,989	$359,176	$259,852		$284,839		$231,420

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.50% was imposed on certain Class A shares purchased prior to April 10, 2017 at net asset value and redeemed within 12 months of such purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. The Fund previously offered Class Y shares. At the close of business on December 8, 2017, Class Y shares were converted to Class I shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2018, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$855,800,334	$—	$855,800,334
Asset-Backed Securities	—	310,370,694	—	310,370,694
U.S. Treasury Obligations	—	12,423,571	—	12,423,571
Collateralized Mortgage-Backed Obligations	—	94,113,926	—	94,113,926
Commercial Mortgage-Backed Securities	—	30,479,277	—	30,479,277
Sovereign Government Bonds	—	5,962,560	—	5,962,560
Floating Rate Loans	—	40,468,767	6,078	40,474,845
Short Term Investment of Cash Collateral for Securities Loaned	7,078,928	—	—	7,078,928
Total Investments	$7,078,928	$1,349,619,129	$6,078	$1,356,704,135
Futures Contracts(2)	$363,852	$—	$—	$363,852
Total	7,442,780	1,349,619,129	6,078	1,357,067,987
Liabilities
Futures Contracts(2)	$(411,760)	$—	$—	$(411,760)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to

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which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
G. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS

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The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.35% on the first $750 million, 0.325% on the next $750 million, 0.30% on the next $2 billion, and 0.275% on the excess of $3.5 billion. For the year ended September 30, 2018, the investment advisory fee amounted to $4,605,764 or 0.34% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.88%, 1.64% and 0.52% for Class A, Class C and Class I, respectively, and prior to the close of business on December 8, 2017, 0.95% for Class Y, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $524,197.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I (and Class Y prior to the close of business on December 8, 2017) and is payable monthly. CRM contractually waived 0.02% of the administrative fee through January 31, 2018 for Class I. For the year ended September 30, 2018, CRM was paid administrative fees of $1,629,519, of which $40,432 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2018 amounted to $744,556 and $884,524 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $19,687 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. The Fund was also informed that EVD received $1,000 and $15,000 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $64,494 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, the Fund’s allocated portion of such expense and reimbursement was $28,291, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $946,066,400 and

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$830,704,672, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $163,099,969 and $225,411,022, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017
Ordinary income	$33,512,303	$26,540,648
During the year ended September 30, 2018, accumulated loss was increased by $664,169 and paid-in capital was increased by $664,169 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$191,586
Deferred capital losses	($13,958,993)
Net unrealized appreciation (depreciation)	($10,437,048)
At September 30, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $13,958,993 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2018, $9,363,414 are short-term and $4,595,579 are long term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,367,141,183
Gross unrealized appreciation	$3,335,969
Gross unrealized depreciation	(13,773,017)
Net unrealized appreciation (depreciation)	($10,437,048)
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2018 is included in the Schedule of Investments. During the year ended September 30, 2018, the Fund used futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. During the year ended September 30, 2018, the Fund entered into purchased options contracts to hedge against interest rate changes.
At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets		Liabilities
Futures contracts	$363,852	*	($411,760)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2018 was as follows:

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Statement of Operations Caption	Interest rate
Net realized gain (loss) on:
Investment securities*	$1,053,976
Futures contracts	($2,856,562)
Total	($1,802,586)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	$201,973
*relates to purchased options
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2018 was approximately $173,330,000 and $15,046,000, respectively. The average number of purchased options contracts outstanding during the year ended September 30, 2018 was 349 contracts.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2018, the total value of securities on loan, including accrued interest, was $6,928,009 and the total value of collateral received was $7,078,928, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$7,078,928	$—	$—	$—	$7,078,928
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding

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pursuant to this line of credit at September 30, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,310,413	$52,783,224	5,683,026	$91,362,266
Reinvestment of distributions	382,065	6,078,444	442,407	7,102,158
Shares redeemed	(8,327,914)	(132,714,184)	(23,397,378)	(375,701,123)
Net decrease	(4,635,436)	($73,852,516)	(17,271,945)	($277,236,699)

Class C
Shares sold	352,347	$5,600,636	642,138	$10,284,267
Reinvestment of distributions	67,361	1,067,208	55,519	888,276
Shares redeemed	(1,711,426)	(27,189,452)	(2,553,264)	(40,868,017)
Net decrease	(1,291,718)	($20,521,608)	(1,855,607)	($29,695,474)

Class I
Shares sold	28,274,059	$452,813,812	13,000,948	$210,366,597
Reinvestment of distributions	1,274,008	20,367,344	410,625	6,633,481
Shares redeemed	(20,786,019)	(333,048,299)	(7,209,636)	(116,633,545)
Conversion from Class Y	34,595,841	558,812,786	—	—
Net increase	43,357,889	$698,945,643	6,201,937	$100,366,533

Class Y (1)
Shares sold	2,515,662	$40,835,162	25,354,765	$410,743,072
Reinvestment of distributions	105,306	1,706,229	536,917	8,701,554
Shares redeemed	(1,950,630)	(31,665,025)	(14,291,824)	(231,808,535)
Conversion to Class I	(34,499,727)	(558,812,786)	—	—
Net increase (decrease)	(33,829,389)	($547,936,420)	11,599,858	$187,636,091

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 31

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 33

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

34 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 35

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CALVERT SHORT DURATION INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24179 9.30.18

Calvert Long-Term Income Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Federal Tax Information
27	Management and Organization
29	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
For the 12-month period ended September 30, 2018, U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. ─ as well as concerns about rising inflation and interest rates inside the U.S. ─ led to an uptick in volatility.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.
As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities ─ already unusually narrow at the beginning of the period ─ converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.

Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.
Fund Performance
For the fiscal year ended September 30, 2018, Calvert Long-Term Income Fund (the Fund) Class A shares at net asset value (NAV) returned -2.83%, underperforming the benchmark, the Bloomberg Barclays Long U.S. Credit Index (the Index), which returned -2.18%.
Yield-curve positioning and security selection detracted most from performance versus the Index during the period. Although asset allocation contributed positively to performance overall, underweights in the investment-grade and government-related sectors relative to the Index detracted.
Allocations to out-of-Index securitized assets, especially asset-backed securities, contributed to performance during the period. Non-agency mortgage-backed securities also had a positive impact on performance relative to the Index. Although an underweight to investment-grade corporate fixed-income securities relative to the Index detracted from performance, security selection in the group, especially within banking, was a slight positive. Allocations to Treasury Inflation Protected Securities were also beneficial during the period versus the Index.
At period end, while the Fed had projected a tightening fiscal course to offset the prospect of modest inflation, no one knew whether, when, or how much interest rates would increase. Other areas of uncertainty included how trade tensions with China would play out, the impact of U.S. midterm elections, the looming Brexit deadline, the fiscal policy of Italy’s new government, and the imbalances facing several emerging economies.
Given that environment, the Fund was conservatively positioned at period end, including a slightly shorter-than-Index duration. Duration is a measure of the expected change in the price of a bond - in percentage terms - given a one-percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes. Fund management believed that the rapid growth in BBB-rated6 bonds during the period warranted some caution. In this and other sectors, the Fund continued to emphasize bottom-up security selection.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	-2.83%	4.49%	6.74%
Class A with 3.75% Maximum Sales Charge	—	—	-6.49	3.69	6.34
Class I at NAV	01/30/2015	12/31/2004	-2.57	4.85	6.93

Bloomberg Barclays Long U.S. Credit Index	—	—	-2.18%	5.75%	8.42%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.12%	0.93%
Net				0.92	0.55

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2008	$488,748	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	92.0%
Asset-Backed Securities	5.3%
Taxable Municipal Obligations	2.7%
Floating Rate Loans	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays Long U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity greater than ten years. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$984.20	$4.58**	0.92%
Class I	$1,000.00	$985.40	$2.74**	0.55%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.46	$4.66**	0.92%
Class I	$1,000.00	$1,022.31	$2.79**	0.55%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT LONG-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 89.9%
Basic Materials - 0.6%
Sherwin-Williams Co. (The), 4.50%, 6/1/47	425,000	409,733

Communications - 10.1%
AT&T, Inc.:
4.75%, 5/15/46	1,850,000	1,693,824
5.15%, 3/15/42	283,000	273,696
CBS Corp.:
2.90%, 1/15/27	200,000	179,156
4.90%, 8/15/44	225,000	219,394
Comcast Corp.:
3.20%, 7/15/36	515,000	430,003
4.25%, 1/15/33	305,000	299,206
Crown Castle Towers LLC, 3.663%, 5/15/45 (1)	487,000	478,448
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	954,951
Verizon Communications, Inc., 4.862%, 8/21/46	1,695,000	1,701,737
Warner Media LLC, 4.90%, 6/15/42	500,000	468,308
		6,698,723

Consumer, Cyclical - 10.2%
Azul Investments LLP, 5.875%, 10/26/24 (1)	530,000	460,549
CVS Health Corp., 4.30%, 3/25/28	968,000	960,295
CVS Pass-Through Trust, 6.036%, 12/10/28	230,830	246,446
Ford Motor Co., 6.625%, 10/1/28	960,000	1,015,933
Home Depot, Inc. (The):
3.50%, 9/15/56	260,000	227,031
4.40%, 3/15/45	365,000	379,711
Mattel, Inc., 6.75%, 12/31/25 (1)(2)	170,000	167,025
Nordstrom, Inc.:
4.00%, 3/15/27	85,000	82,558
5.00%, 1/15/44	440,000	406,560
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (1)	185,769	182,497
Starbucks Corp., 3.75%, 12/1/47	332,000	289,710
Tapestry, Inc., 4.125%, 7/15/27	832,000	791,754
Virgin Australia Pass-Through Trust, 6.00%, 4/23/22 (1)	85,702	86,773
Walgreens Boots Alliance, Inc., 4.65%, 6/1/46	515,000	493,799
Whirlpool Corp., 4.50%, 6/1/46	200,000	175,543
Wyndham Destinations, Inc., 4.50%, 4/1/27	807,000	764,633
		6,730,817

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Non-cyclical - 10.1%
AbbVie, Inc., 4.30%, 5/14/36	420,000	394,651
Amgen, Inc.:
4.40%, 5/1/45	200,000	194,044
4.663%, 6/15/51	374,000	369,670
Becton Dickinson and Co.:
3.70%, 6/6/27	675,000	646,501
4.669%, 6/6/47	160,000	158,630
Ecolab, Inc., 3.95%, 12/1/47	261,000	248,588
ERAC USA Finance LLC, 4.20%, 11/1/46 (1)	265,000	239,018
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (1)	250,000	238,253
JM Smucker Co. (The), 3.375%, 12/15/27	890,000	825,988
Kaiser Foundation Hospitals, 3.15%, 5/1/27	319,000	306,106
Keurig Dr Pepper, Inc.:
4.597%, 5/25/28 (1)	100,000	100,642
4.985%, 5/25/38 (1)	400,000	405,422
Kraft Heinz Foods Co.:
4.375%, 6/1/46	1,125,000	995,777
5.20%, 7/15/45	500,000	489,931
Kroger Co. (The), 3.875%, 10/15/46	415,000	346,930
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	251,385
Pfizer, Inc., 4.00%, 12/15/36	275,000	272,325
Zoetis, Inc., 4.70%, 2/1/43	210,000	215,361
		6,699,222

Energy - 1.5%
Oceaneering International, Inc., 4.65%, 11/15/24	1,040,000	996,914

Financial - 35.7%
American Financial Group, Inc., 3.50%, 8/15/26	240,000	223,699
Athene Holding Ltd., 4.125%, 1/12/28	804,000	752,199
Banco Santander SA, 3.80%, 2/23/28	540,000	491,318
Bank of America Corp.:
3.419% to 12/20/27, 12/20/28 (3)	536,000	503,343
3.824% to 1/20/27, 1/20/28 (3)	2,035,000	1,982,557
5.875% to 3/15/28 (3)(4)	450,000	446,625
6.10% to 3/17/25 (2)(3)(4)	350,000	367,500
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (3)	1,461,000	1,366,897
BBVA Bancomer SA, 5.125% to 1/18/28, 1/18/33 (1)(3)	670,000	612,213
Capital One Financial Corp.:
3.75%, 7/28/26	665,000	621,246
4.20%, 10/29/25	200,000	195,630
CBL & Associates LP, 5.95%, 12/15/26 (2)	500,000	416,250
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27 (3)(4)	450,000	435,375
Chubb INA Holdings, Inc., 4.15%, 3/13/43	250,000	246,765

8 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28 (3)	600,000	572,049
3.887% to 1/10/27, 1/10/28 (3)	1,770,000	1,719,008
4.075% to 4/23/28, 4/23/29 (3)	167,000	163,995
4.125%, 7/25/28 (2)	270,000	261,003
6.25% to 8/15/26 (2)(3)(4)	175,000	182,875
Citizens Financial Group, Inc., 4.30%, 12/3/25	590,000	582,365
Credit Acceptance Corp., 7.375%, 3/15/23	160,000	168,000
Crown Castle International Corp.:
3.65%, 9/1/27	312,000	293,542
4.45%, 2/15/26	290,000	291,832
4.75%, 5/15/47	385,000	365,774
Digital Realty Trust LP:
3.70%, 8/15/27	490,000	466,076
4.75%, 10/1/25	415,000	425,883
EPR Properties:
4.50%, 6/1/27	650,000	622,009
4.95%, 4/15/28	425,000	418,163
Goldman Sachs Group, Inc. (The), 3.691% to 6/5/27, 6/5/28 (3)	1,800,000	1,714,175
JPMorgan Chase & Co., 4.203% to 7/23/28, 7/23/29 (3)	400,000	398,513
Lazard Group LLC, 4.50%, 9/19/28	321,000	316,003
MetLife, Inc.:
4.05%, 3/1/45	325,000	304,440
5.70%, 6/15/35	175,000	200,947
Morgan Stanley, 3.591% to 7/22/27, 7/22/28 (3)	2,280,000	2,164,456
Nationwide Building Society, 4.125% to 10/18/27, 10/18/32 (1)(3)	600,000	548,667
Principal Financial Group, Inc., 4.625%, 9/15/42	450,000	448,509
Prudential Financial, Inc.:
3.935%, 12/7/49	484,000	436,161
4.60%, 5/15/44	200,000	201,802
Simon Property Group LP, 4.25%, 11/30/46	255,000	248,221
Synchrony Financial, 3.95%, 12/1/27	700,000	635,412
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (1)(2)(3)	450,000	403,100
Westpac Banking Corp., 4.322% to 11/23/26, 11/23/31 (3)	420,000	405,167
		23,619,764

Industrial - 6.2%
Jabil, Inc., 3.95%, 1/12/28	340,000	319,396
Johnson Controls International plc, 4.625%, 7/2/44	550,000	540,076
Nvent Finance S.a.r.l., 4.55%, 4/15/28 (1)	750,000	731,153
Owens Corning:
3.40%, 8/15/26	475,000	436,136
4.30%, 7/15/47	257,000	207,815
4.40%, 1/30/48	433,000	359,388
Trimble, Inc., 4.90%, 6/15/28	191,000	192,352

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Valmont Industries, Inc., 5.00%, 10/1/44	400,000	364,846
Wabtec Corp., 4.70%, 9/15/28	515,000	506,211
Xylem, Inc., 4.375%, 11/1/46	475,000	456,364
		4,113,737

Technology - 10.9%
Apple, Inc., 3.45%, 2/9/45	350,000	314,275
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	450,000	426,925
Dell International LLC / EMC Corp.:
6.02%, 6/15/26 (1)	490,000	522,609
8.35%, 7/15/46 (1)	190,000	236,631
DXC Technology Co., 4.75%, 4/15/27	1,000,000	1,024,868
Fidelity National Information Services, Inc., 4.50%, 8/15/46	120,000	113,511
Marvell Technology Group Ltd., 4.875%, 6/22/28	575,000	578,782
Microsoft Corp., 4.45%, 11/3/45	785,000	842,622
Oracle Corp.:
4.00%, 7/15/46	255,000	243,210
4.125%, 5/15/45	450,000	436,595
Seagate HDD Cayman:
4.875%, 6/1/27	1,340,000	1,255,281
5.75%, 12/1/34	440,000	398,220
Western Digital Corp., 4.75%, 2/15/26	865,000	838,142
		7,231,671

Utilities - 4.6%
American Water Capital Corp.:
3.75%, 9/1/47	890,000	809,195
4.00%, 12/1/46	500,000	468,220
CMS Energy Corp., 3.00%, 5/15/26	500,000	468,395
Consolidated Edison Co. of New York, Inc.:
4.30%, 12/1/56	260,000	248,408
Series C, 4.00%, 11/15/57	420,000	377,375
NextEra Energy Operating Partners LP, 4.50%, 9/15/27 (1)	500,000	480,625
Terraform Global Operating LLC, 6.125%, 3/1/26 (1)	225,000	216,563
		3,068,781

Total Corporate Bonds (Cost $62,322,731)		59,569,362

10 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 5.2%
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (1)	385,125	390,077
DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (1)	421,813	414,751
FOCUS Brands Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	444,375	451,122
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (1)	500,000	499,464
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	281,234	275,024
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (1)(5)	226,190	233,180
Wendys Funding LLC, Series 2015-1A, Class A23, 4.497%, 6/15/45 (1)	1,164,000	1,175,811

Total Asset-Backed Securities (Cost $3,421,086)		3,439,429

TAXABLE MUNICIPAL OBLIGATIONS - 2.7%
General Obligations - 1.8%
Massachusetts, Green Bonds, 3.277%, 6/1/46	1,300,000	1,151,553

Water and Sewer - 0.9%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	555,000	606,609

Total Taxable Municipal Obligations (Cost $1,948,497)		1,758,162

FLOATING RATE LOANS (6) - 0.0% (7)
Financial - 0.0% (7)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (8)(9)(10)	4,817	76

Total Floating Rate Loans (Cost $4,817)		76

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	1,694,065	1,694,065

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,694,065)		1,694,065

TOTAL INVESTMENTS (Cost $69,391,196) - 100.4%		66,461,094
Other assets and liabilities, net - (0.4%)		(239,182)
NET ASSETS - 100.0%		66,221,912

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $9,549,617, which represents 14.4% of the net assets of the Fund as of September 30, 2018.

(2) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $1,636,821.
(3) Security converts to floating rate after the indicated fixed-rate coupon period.
(4) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(5) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2018.
(6) Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(7) Amount is less than 0.05%.
(8) Restricted security. Total market value of restricted securities amounts to $76, which represents less than 0.05% of the net assets of the Fund as of September 30, 2018.
(9) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(10) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Ultra-Long Treasury Bond	95	Dec-18	$14,656,719	($485,714)
Short:
U.S. Ultra 10-Year Treasury Note	(29)	Dec-18	($3,654,000)	$55,768

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	4,817
See notes to financial statements.

12 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $69,391,196) - including $1,636,821 of securities on loan	$66,461,094
Cash	7
Receivable for investments sold	1,339,469
Receivable for capital shares sold	58,894
Interest receivable	798,162
Securities lending income receivable	840
Receivable from affiliate	57
Deposits at broker for futures contracts	286,878
Trustees’ deferred compensation plan	54,547
Other assets	1,704
Total assets	69,001,652

LIABILITIES
Payable for variation margin on open futures contracts	32,608
Payable for investments purchased	221,616
Payable for capital shares redeemed	134,952
Deposits for securities loaned	1,694,065
Demand note payable	521,536
Payable to affiliates:
Investment advisory fee	22,447
Administrative fee	6,734
Distribution and service fees	9,967
Sub-transfer agency fee	2,328
Trustees’ deferred compensation plan	54,547
Accrued expenses	78,940
Total liabilities	2,779,740
NET ASSETS	$66,221,912

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$71,306,964
Accumulated loss	(5,085,052)
Total	$66,221,912

NET ASSET VALUE PER SHARE
Class A (based on net assets of $47,009,567 and 2,925,821 shares outstanding)	$16.07
Class I (based on net assets of $19,212,345 and 1,194,603 shares outstanding)	$16.08

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.70
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

CALVERT LONG-TERM INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Interest income	$3,449,881
Securities lending income, net	7,904
Total investment income	3,457,785

EXPENSES
Investment advisory fee	326,639
Administrative fee	97,992
Distribution and service fees:
Class A	153,839
Trustees’ fees and expenses	4,070
Custodian fees	31,110
Transfer agency fees and expenses	125,040
Accounting fees	17,336
Professional fees	36,197
Registration fees	45,153
Reports to shareholders	17,592
Miscellaneous	18,800
Total expenses	873,768
Waiver and/or reimbursement of expenses by affiliate	(195,498)
Reimbursement of expenses-other	(1,704)
Net expenses	676,566
Net investment income	2,781,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(441,260)
Futures contracts	60,846
(380,414)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(4,427,934)
Futures contracts	(402,576)
(4,830,510)

Net realized and unrealized loss	(5,210,924)

Net decrease in net assets resulting from operations	($2,429,705)
See notes to financial statements.

14 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$2,781,219	$2,719,920
Net realized loss	(380,414)	(1,236,343)
Net change in unrealized appreciation (depreciation)	(4,830,510)	(1,064,012)
Net increase (decrease) in net assets resulting from operations	(2,429,705)	419,565

Distributions to shareholders:(1)
Class A shares	(1,990,097)	(5,350,686)
Class I shares	(744,788)	(403,839)
Total distributions to shareholders	(2,734,885)	(5,754,525)

Capital share transactions:
Class A shares	(29,558,703)	(3,700,463)
Class I shares	7,761,913	12,450,914
Net increase (decrease) in net assets from capital share transactions	(21,796,790)	8,750,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,961,380)	3,415,491

NET ASSETS
Beginning of year	93,183,292	89,767,801
End of year	$66,221,912	$93,183,292 (2)

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($2,401,625) and Class I ($315,903)
Net realized capital gain - Class A ($2,949,061) and Class I ($87,936)

(2) Includes accumulated undistributed net investment income of $578 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$17.10	$18.22	$16.59	$17.21	$16.31
Income from investment operations:
Net investment income (1)	0.55	0.53	0.49	0.47	0.54
Net realized and unrealized gain (loss)	(1.03)	(0.49)	1.63	(0.23)	1.25
Total from investment operations	(0.48)	0.04	2.12	0.24	1.79
Distributions from:
Net investment income	(0.55)	(0.53)	(0.49)	(0.48)	(0.55)
Net realized gain	—	(0.63)	—	(0.38)	(0.34)
Total distributions	(0.55)	(1.16)	(0.49)	(0.86)	(0.89)
Total increase (decrease) in net asset value	(1.03)	(1.12)	1.63	(0.62)	0.90
Net asset value, ending	$16.07	$17.10	$18.22	$16.59	$17.21
Total return (2)	(2.83%)	0.63%	13.00%	1.25%	11.36%
Ratios to average net assets: (3)
Total expenses	1.13%	1.12%	1.15%	1.29%	1.27%
Net expenses	0.92%	1.02%	1.12%	1.25%	1.25%
Net investment income	3.31%	3.14%	2.83%	2.74%	3.26%
Portfolio turnover	51%	86%	244%	290%	289%
Net assets, ending (in thousands)	$47,010	$80,060	$89,470	$78,792	$82,489

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2018	2017	2016	2015(1)
Net asset value, beginning	$17.11	$18.22	$16.59	$18.35
Income from investment operations:
Net investment income (2)	0.62	0.61	0.59	0.40
Net realized and unrealized gain (loss)	(1.05)	(0.48)	1.63	(1.79)
Total from investment operations	(0.43)	0.13	2.22	(1.39)
Distributions from:
Net investment income	(0.60)	(0.61)	(0.59)	(0.37)
Net realized gain	—	(0.63)	—	—
Total distributions	(0.60)	(1.24)	(0.59)	(0.37)
Total increase (decrease) in net asset value	(1.03)	(1.11)	1.63	(1.76)
Net asset value, ending	$16.08	$17.11	$18.22	$16.59
Total return (3)	(2.57%)	1.17%	13.65%	(7.60%)
Ratios to average net assets: (4)
Total expenses	0.89%	0.93%	19.58%	167.76%	(5)
Net expenses	0.55%	0.55%	0.55%	0.55%	(5)
Net investment income	3.72%	3.60%	3.36%	3.57%	(5)
Portfolio turnover	51%	86%	244%	290%
Net assets, ending (in thousands)	$19,212	$13,124	$298	$25

(1) From January 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5) Annualized.
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Long-Term Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are

18 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2018, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$59,569,362	$—	$59,569,362
Asset-Backed Securities	—	3,439,429	—	3,439,429
Taxable Municipal Obligations	—	1,758,162	—	1,758,162
Floating Rate Loans	—	—	76	76
Short Term Investment of Cash Collateral for Securities Loaned	1,694,065	—	—	1,694,065
Total Investments	$1,694,065	$64,766,953	$76	$66,461,094

Futures Contracts(2)	$55,768	$—	$—	$55,768

Liabilities
Futures Contracts(2)	$(485,714)	$—	$—	$(485,714)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a

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futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
G. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. For the year ended September 30, 2018, the investment advisory fee amounted to $326,639.
CRM has agreed to reimburse the Fund’s expenses to the extent that total annual fund operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.92% and 0.55% for Class A and Class I, respectively, of such class’

20 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $194,476.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. CRM contractually waived 0.02% of the administrative fee through January 31, 2018 for Class I. For the year ended September 30, 2018, CRM was paid administrative fees of $97,992, of which $1,022 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2018 amounted to $153,839 for Class A shares.
The Fund was informed that EVD received $5,245 as its portion of the sales charge on sales of Class A shares and $11 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2018.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $13,124 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, the Fund’s allocated portion of such expense and reimbursement was $1,704, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including paydowns, were $30,031,747 and $36,781,844, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $11,191,656 and $27,623,192, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017

Ordinary income	$2,734,885	$5,001,084
Long-term capital gains	$—	$753,441
During the year ended September 30, 2018, accumulated loss was increased by $39,254 and paid-in capital was increased by $39,254 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,853
Deferred capital losses	($2,151,219)
Net unrealized appreciation (depreciation)	($2,937,686)
At September 30, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $2,151,219 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2018, $1,890,835 are short-term and $260,384 are long term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$69,398,780
Gross unrealized appreciation	$162,704
Gross unrealized depreciation	(3,100,390)
Net unrealized appreciation (depreciation)	($2,937,686)
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2018 is included in the Schedule of Investments. During the year ended September 30, 2018, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets		Liabilities
Futures contracts	$55,768	*	($485,714)	*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30 , 2018 was as follows:

Statement of Operations Caption	Interest rate
Net realized gain (loss) on:
Investment securities *	$71,491
Futures contracts	$60,846
Total	$132,337
Net change in unrealized appreciation (depreciation) on:
Futures contracts	($402,576)
Total	($402,576)
* relates to purchased options
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2018 was approximately $10,745,000 and $2,610,000, respectively. The average number of purchased options contracts outstanding during the year ended September 30, 2018 was 22 contracts.

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NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2018, the total value of securities on loan, including accrued interest, was $1,652,852 and the total value of collateral received was $1,694,065, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,694,065	$—	$—	$—	$1,694,065
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2018, the Fund had a balance outstanding pursuant to this line of credit of $521,536 at an interest rate of 3.26%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2018. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,237,080	$20,900,728	2,117,554	$35,797,442
Reinvestment of distributions	111,731	1,850,325	301,358	4,982,612
Shares redeemed	(3,103,934)	(52,309,756)	(2,649,038)	(44,480,517)
Net decrease	(1,755,123)	($29,558,703)	(230,126)	($3,700,463)

Class I
Shares sold	1,530,636	$26,064,343	864,278	$14,368,012
Reinvestment of distributions	44,750	738,086	24,201	403,839
Shares redeemed	(1,147,919)	(19,040,516)	(137,699)	(2,320,937)
Net increase	427,467	$7,761,913	750,780	$12,450,914

24 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

26 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

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Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

28 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 29

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CALVERT LONG-TERM INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24181 9.30.18

Calvert Ultra-Short Duration Income Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Federal Tax Information
29	Management and Organization
31	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
For the 12-month period ended September 30, 2018, U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. ─ as well as concerns about rising inflation and interest rates inside the U.S. ─ led to an uptick in volatility.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.
As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities ─ already unusually narrow at the beginning of the period ─ converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.

Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.
Fund Performance
For the fiscal year ended September 30, 2018, Calvert Ultra-Short Duration Income Fund (the Fund) Class A shares at net asset value (NAV) returned 1.65%, outperforming the benchmark, the Bloomberg Barclays 9-12 Months Short Treasury Index (the Index), which returned 1.28%.
The Fund’s asset allocation contributed to outperformance versus the Index during the period. An allocation to investment-grade corporate fixed-income securities had a positive impact on Index-relative performance. Allocations to securitized assets, including asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities, also made positive contributions. An allocation to high yield issues further benefited Index-relative performance. These sectors ─ none of which are included in the Index ─ outperformed the Index as U.S. Treasurys were negatively affected by increases in short-term interest rates.
The Fund’s shorter-than-Index duration also added to positive performance relative to the Index as short-term interest rates rose during the period. Duration is a measure of the expected change in the price of a bond - in percentage terms - given a one-percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes. An overweight to securities with maturities longer than the average maturity of securities in the Index was a slight detractor from performance as interest rates continued to rise.
At period end, while the Fed had projected a tightening fiscal course to offset the prospect of modest inflation, no one knew whether, when, or how much interest rates would increase. Other areas of uncertainty included how trade tensions with China would play out, the impact of U.S. midterm elections, the looming Brexit deadline, the fiscal policy of Italy’s new government, and the imbalances facing several emerging economies.
Against this backdrop, the Fund was conservatively positioned at period end, including a slightly shorter-than-Index duration. Fund management believed that the rapid growth in BBB-rated6 bonds during the period warranted some caution. In this and other sectors, the Fund continued to emphasize bottom-up security selection.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	1.65%	1.14%	1.87%
Class A with 1.25% Maximum Sales Charge	—	—	0.34	0.89	1.74
Class I at NAV	01/31/2014	10/31/2006	1.89	1.43	2.02
Class R6 at NAV	10/03/2017	10/31/2006	1.96	1.45	2.02

Bloomberg Barclays 9-12 Months Short Treasury Index	—	—	1.28%	0.61%	0.71%

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			0.81%	0.47%	0.47%
Net			0.77	0.47	0.47

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2008	$305,249	N.A.
Class R6	$1,000,000	09/30/2008	$1,221,877	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	51.5%
Asset-Backed Securities	32.8%
Collateralized Mortgage-Backed Obligations	8.0%
Commercial Mortgage-Backed Securities	4.4%
Floating Rate Loans	2.3%
Commercial Paper	1.0%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment

Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,011.50	$3.88	0.77%
Class I	$1,000.00	$1,012.50	$2.52**	0.50%
Class R6	$1,000.00	$1,012.40	$2.47	0.49%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.21	$3.90	0.77%
Class I	$1,000.00	$1,022.56	$2.54**	0.50%
Class R6	$1,000.00	$1,022.61	$2.48	0.49%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT ULTRA-SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 50.9%
Communications - 3.7%
AT&T, Inc.:
3.289%, (3 mo. USD LIBOR + 0.95%), 7/15/21 (1)	5,000,000	5,061,279
3.316%, (3 mo. USD LIBOR + 0.93%), 6/30/20 (1)	7,000,000	7,071,546
eBay, Inc., 2.823%, (3 mo. USD LIBOR + 0.48%), 8/1/19 (1)	12,142,000	12,172,561
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (2)	750,000	749,063
Verizon Communications, Inc.:
3.334%, (3 mo. USD LIBOR + 1.00%), 3/16/22 (1)	3,132,000	3,199,664
3.414%, (3 mo. USD LIBOR + 1.10%), 5/15/25 (1)	6,088,000	6,146,114
		34,400,227

Consumer, Cyclical - 8.9%
American Airlines Pass-Through Trust, 5.625%, 1/15/21 (2)	5,678,016	5,797,538
CVS Health Corp.:
2.957%, (3 mo. USD LIBOR + 0.63%), 3/9/20 (1)	9,929,000	9,982,225
3.047%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (1)	4,456,000	4,492,565
3.125%, 3/9/20	3,808,000	3,809,556
Daimler Finance North America LLC, 2.891%, (3 mo. USD LIBOR + 0.55%), 5/4/21 (1)(2)	5,000,000	5,018,991
Ford Motor Credit Co. LLC:
3.085%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (1)	3,140,000	3,112,269
3.124%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (1)	19,225,000	19,226,099
3.147%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (1)	900,000	894,658
3.164%, (3 mo. USD LIBOR + 0.83%), 3/12/19 (1)	6,000,000	6,006,445
3.271%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (1)	12,000,000	12,032,310
Hyundai Capital America, 3.261%, (3 mo. USD LIBOR + 0.94%), 7/8/21 (1)(2)	2,970,000	2,978,759
Lennar Corp., 4.50%, 11/15/19	6,215,000	6,277,150
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	4,000,000	4,035,000
		83,663,565

Consumer, Non-cyclical - 3.9%
Becton Dickinson and Co.:
2.133%, 6/6/19	4,000,000	3,976,991
3.261%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (1)	15,104,000	15,127,319
Kraft Heinz Foods Co.:
2.761%, (3 mo. USD LIBOR + 0.42%), 8/9/19 (1)	4,300,000	4,306,768
2.911%, (3 mo. USD LIBOR + 0.57%), 2/10/21 (1)	7,120,000	7,129,656
3.161%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (1)	3,000,000	3,017,269
Mondelez International Holdings Netherlands BV, 2.949%, (3 mo. USD LIBOR + 0.61%), 10/28/19 (1)(2)	2,000,000	2,007,810
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	420,000	413,258
		35,979,071

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 26.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	6,524,000	6,550,795
Ally Financial, Inc.:
3.25%, 11/5/18	1,000,000	1,000,000
3.50%, 1/27/19	20,855,000	20,881,069
Athene Global Funding, 3.566%, (3 mo. USD LIBOR + 1.23%), 7/1/22 (1)(2)	4,700,000	4,787,751
Banco Santander SA, 3.40%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (1)	3,330,000	3,343,088
Bank of America Corp.:
2.727%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (1)	6,933,000	6,914,134
2.987%, (3 mo. USD LIBOR + 0.65%), 10/1/21 (1)	4,500,000	4,528,406
3.007%, (3 mo. USD LIBOR + 0.66%), 7/21/21 (1)	14,950,000	15,038,890
3.106%, (3 mo. USD LIBOR + 0.79%), 3/5/24 (1)	14,840,000	14,841,323
3.527%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (1)	4,000,000	4,065,874
Capital One Financial Corp.:
3.059%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (1)	7,084,000	7,056,890
3.098%, (3 mo. USD LIBOR + 0.76%), 5/12/20 (1)	5,000,000	5,034,788
Capital One NA, 3.163%, (3 mo. USD LIBOR + 0.82%), 8/8/22 (1)	4,380,000	4,389,151
Citibank NA, 2.917%, (3 mo. USD LIBOR + 0.57%), 7/23/21 (1)	10,000,000	10,059,119
Citigroup, Inc.:
3.397%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (1)	6,900,000	7,023,746
3.645%, (3 mo. USD LIBOR + 1.31%), 10/26/20 (1)	5,000,000	5,102,382
Citizens Bank NA:
2.861%, (3 mo. USD LIBOR + 0.54%), 3/2/20 (1)	3,750,000	3,762,489
2.881%, (3 mo. USD LIBOR + 0.57%), 5/26/20 (1)	3,000,000	3,009,920
Goldman Sachs Group, Inc. (The):
3.111%, (3 mo. USD LIBOR + 0.73%), 12/27/20 (1)	10,623,000	10,680,413
3.484%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (1)	8,612,000	8,624,852
iStar, Inc., 5.00%, 7/1/19	3,543,000	3,551,149
JPMorgan Chase & Co.:
3.237%, (3 mo. USD LIBOR + 0.89%), 7/23/24 (1)	2,953,000	2,965,107
Series V, 5.00% to 7/1/19 (3)(4)	2,970,000	2,995,987
Morgan Stanley:
2.891%, (3 mo. USD LIBOR + 0.55%), 2/10/21 (1)	15,575,000	15,627,933
3.119%, (3 mo. USD LIBOR + 0.80%), 2/14/20 (1)	26,410,000	26,473,765
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19 (2)(5)	5,000,000	5,025,000
Springleaf Finance Corp., 5.25%, 12/15/19	5,935,000	6,035,420
Synchrony Financial:
2.60%, 1/15/19	13,475,000	13,464,974
3.00%, 8/15/19	6,975,000	6,962,412
3.578%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (1)	9,320,000	9,382,403
Westpac Banking Corp.:
2.903%, (3 mo. USD LIBOR + 0.57%), 1/11/23 (1)	3,500,000	3,495,189
3.096%, (3 mo. USD LIBOR + 0.71%), 6/28/22 (1)	5,000,000	5,035,179
		247,709,598

8 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Industrial - 1.0%
CNH Industrial Capital LLC, 3.375%, 7/15/19	7,533,000	7,545,702
Wabtec Corp., 3.382%, (3 mo. USD LIBOR + 1.05%), 9/15/21 (1)	1,660,000	1,663,620
		9,209,322

Technology - 6.0%
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (2)	13,400,000	13,436,262
4.42%, 6/15/21 (2)	1,870,000	1,898,871
DXC Technology Co., 3.271%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (1)	24,000,000	24,000,411
Hewlett Packard Enterprise Co.:
3.105%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (1)	1,750,000	1,751,934
4.267%, (3 mo. USD LIBOR + 1.93%), 10/5/18 (1)	1,000,000	1,000,160
Microchip Technology, Inc., 4.333%, 6/1/23 (2)	2,395,000	2,382,095
Seagate HDD Cayman, 3.75%, 11/15/18	12,083,000	12,086,994
		56,556,727

Utilities - 0.9%
WGL Holdings, Inc., 2.717%, (3 mo. USD LIBOR + 0.40%), 11/29/19 (1)	8,400,000	8,403,645

Total Corporate Bonds (Cost $475,105,998)		475,922,155

ASSET-BACKED SECURITIES - 32.4%
Automobile - 9.7%
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-2A, Class A, 2.97%, 2/20/20 (2)	8,995,833	9,002,103
Series 2014-1A, Class A, 2.46%, 7/20/20 (2)	26,165,000	26,099,862
Series 2014-2A, Class A, 2.50%, 2/20/21 (2)	2,070,000	2,054,379
CarFinance Capital Auto Trust, Series 2015-1A, Class A, 1.75%, 6/15/21 (2)	237,220	237,054
Chesapeake Funding II LLC:
Series 2017-3A, Class A2, 2.498%, (1 mo. USD LIBOR + 0.34%), 8/15/29 (1)(2)	6,341,891	6,348,841
Series 2017-4A, Class A1, 2.12%, 11/15/29 (2)	6,189,028	6,116,725
Enterprise Fleet Financing LLC:
Series 2016-1, Class A2, 1.83%, 9/20/21 (2)	1,701,962	1,700,547
Series 2017-1, Class A2, 2.13%, 7/20/22 (2)	4,190,649	4,170,075
Series 2017-3, Class A2, 2.13%, 5/22/23 (2)	2,467,617	2,446,364
Hertz Fleet Lease Funding LP:
Series 2017-1, Class A1, 2.783%, (1 mo. USD LIBOR + 0.65%), 4/10/31 (1)(2)	7,085,341	7,095,033
Series 2017-1, Class A2, 2.13%, 4/10/31 (2)	1,228,126	1,221,079
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.31%, 12/14/21 (2)	8,639,000	8,594,308
OSCAR US Funding Trust VII LLC, Series 2017-2A, Class A2B, 2.783%, (1 mo. USD LIBOR + 0.65%), 11/10/20 (1)(2)	5,532,990	5,543,021
Tesla Auto Lease Trust, Series 2018-A, Class A, 2.32%, 12/20/19 (2)	9,984,428	9,958,462
		90,587,853

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Consumer Loan - 17.6%
Avant Loans Funding Trust:
Series 2016-C, Class C, 8.83%, 8/15/22 (2)	13,086,000	13,326,334
Series 2017-B, Class B, 3.38%, 4/15/21 (2)	2,600,000	2,600,390
Series 2018-A, Class A, 3.09%, 6/15/21 (2)	3,289,607	3,289,165
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (2)	4,486,667	4,493,715
Conn Funding II LP:
Series 2017-B, Class A, 2.73%, 7/15/20 (2)	2,812,639	2,812,321
Series 2017-B, Class B, 4.52%, 4/15/21 (2)	2,405,000	2,418,348
Series 2018-A, Class A, 3.25%, 1/15/23 (2)	3,453,851	3,454,578
Series 2018-A, Class B, 4.65%, 1/15/23 (2)	665,000	666,123
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class C, 5.13%, 4/17/23 (2)	2,500,000	2,520,029
Series 2017-P1, Class A, 2.42%, 9/15/23 (2)	3,668,350	3,659,148
Series 2017-P2, Class A, 2.61%, 1/15/24 (2)	7,584,982	7,546,983
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (2)	8,793,703	8,815,810
Series 2015-1A, Class B, 3.85%, 3/18/26 (2)	4,385,000	4,413,457
Series 2015-2A, Class A, 2.57%, 7/18/25 (2)	220,016	220,264
Series 2015-2A, Class B, 3.10%, 7/18/25 (2)	3,725,000	3,729,924
Series 2016-1A, Class A, 3.66%, 2/20/29 (2)	1,500,000	1,504,962
Series 2016-2A, Class A, 4.10%, 3/20/28 (2)	7,465,435	7,514,150
Series 2017-1A, Class A2, 2.934%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (1)(2)	4,150,000	4,162,724
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (2)	2,574,417	2,574,014
Series 2017-2A, Class A, 2.41%, 9/15/23 (2)	2,800,183	2,797,514
Series 2017-2A, Class B, 3.48%, 9/15/23 (2)	17,548,000	17,543,348
Series 2017-3A, Class A, 2.36%, 11/15/23 (2)	11,312,795	11,284,729
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	2,600,000	2,584,242
Series 2018-2A, Class A, 3.35%, 10/15/24 (2)	7,310,000	7,310,505
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (2)	1,689,863	1,690,090
Series 2016-AA, Class A, 2.90%, 11/15/29 (2)	17,385,000	17,341,618
Verizon Owner Trust:
Series 2016-1A, Class A, 1.42%, 1/20/21 (2)	20,929,112	20,856,775
Series 2016-1A, Class B, 1.46%, 1/20/21 (2)	3,900,000	3,843,448
		164,974,708

Equipment - 1.2%
Dell Equipment Finance Trust, Series 2017-2, Class A2A, 1.97%, 2/24/20 (2)	1,389,583	1,385,041
DLL Securitization Trust, Series 2017-A, Class A2, 1.89%, 7/15/20 (2)	2,619,420	2,610,356
Volvo Financial Equipment LLC, Series 2018-1A, Class A2, 2.26%, 9/15/20 (2)	7,575,000	7,556,232
		11,551,629

10 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Other - 2.7%
Invitation Homes Trust:
Series 2017-SFR2, Class A, 3.008%, (1 mo. USD LIBOR + 0.85%), 12/17/36 (1)(2)	1,969,964	1,978,225
Series 2017-SFR2, Class B, 3.308%, (1 mo. USD LIBOR + 1.15%), 12/17/36 (1)(2)	1,006,000	1,010,186
Series 2018-SFR1, Class A, 2.858%, (1 mo. USD LIBOR + 0.70%), 3/17/37 (1)(2)	1,680,851	1,678,954
Series 2018-SFR2, Class D, 3.608%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (1)(2)	5,000,000	4,986,069
Series 2018-SFR3, Class A, 3.158%, (1 mo. USD LIBOR + 1.00%), 7/17/37 (1)(2)	3,896,379	3,927,412
NextGear Floorplan Master Owner Trust:
Series 2015-2A, Class A, 2.38%, 10/15/20 (2)	10,350,000	10,349,229
Series 2017-2A, Class A1, 2.838%, (1 mo. USD LIBOR + 0.68%), 10/17/22 (1)(2)	1,250,000	1,256,548
		25,186,623

Student Loan - 0.6%
Social Professional Loan Program LLC:
Series 2014-A, Class A1, 3.816%, (1 mo. USD LIBOR + 1.60%), 6/25/25 (1)(2)	1,065,267	1,073,561
Series 2014-B, Class A1, 3.466%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (1)(2)	635,955	641,686
Series 2015-A, Class A1, 3.416%, (1 mo. USD LIBOR + 1.20%), 3/25/33 (1)(2)	720,724	727,604
Series 2016-B, Class A1, 3.416%, (1 mo. USD LIBOR + 1.20%), 6/25/33 (1)(2)	357,428	363,226
Series 2016-C, Class A2A, 1.48%, 5/26/31 (2)	216,082	215,675
Series 2016-E, Class A2A, 1.63%, 1/25/36 (2)	2,921,006	2,912,991
		5,934,743

Whole Business - 0.6%
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (2)	5,195,875	5,204,939

Total Asset-Backed Securities (Cost $303,720,848)		303,440,495

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 7.9%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.516%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (1)(2)	3,592,799	3,631,511
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-HQA1, Class M1, 3.416%, (1 mo. USD LIBOR + 1.20%), 8/25/29 (1)	2,488,556	2,509,088
Series 2018-DNA1, Class M1, 2.666%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (1)	13,152,721	13,147,867
Series 2018-SPI2, Class M1, 3.82%, 5/25/48 (2)(6)	1,067,669	1,069,357
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C01, Class M2, 6.616%, (1 mo. USD LIBOR + 4.40%), 1/25/24 (1)	2,137,474	2,437,993
Series 2014-C02, Class 1M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	9,970,000	10,654,793
Series 2014-C02, Class 2M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	4,312,680	4,586,104
Series 2014-C03, Class 1M2, 5.216%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (1)	7,822,969	8,435,665
Series 2014-C03, Class 2M2, 5.116%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (1)	9,629,172	10,301,570
Series 2014-C04, Class 1M2, 7.116%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (1)	8,134,489	9,345,128
Series 2016-C03, Class 2M1, 4.416%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (1)	330,275	331,129
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 2.987%, (1 mo. USD LIBOR + 0.85%), 12/16/59 (1)(2)	7,375,000	7,373,326

Total Collateralized Mortgage-Backed Obligations (Cost $73,336,588)		73,823,531

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.3%
BBCMS Trust, Series 2018-RRI, Class A, 2.858%, (1 mo. USD LIBOR + 0.70%), 2/15/33 (1)(2)	9,746,991	9,735,499
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-DSTY, Class A, 3.429%, 6/10/27 (2)	5,371,900	5,326,411
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 2.858%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (1)(2)	6,950,000	6,947,578
Motel 6 Trust, Series 2017-MTL6, Class A, 3.078%, (1 mo. USD LIBOR + 0.92%), 8/15/34 (1)(2)	7,091,617	7,104,813
RETL Trust:
Series 2018-RVP, Class A, 3.258%, (1 mo. USD LIBOR + 1.10%), 3/15/33 (1)(2)	6,173,278	6,202,841
Series 2018-RVP, Class B, 3.908%, (1 mo. USD LIBOR + 1.75%), 3/15/33 (1)(2)	5,130,148	5,161,669

Total Commercial Mortgage-Backed Securities (Cost $40,461,359)		40,478,811

FLOATING RATE LOANS (7) - 2.2%
Cable and Satellite Television - 0.4%
UPC Financing Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 1/15/26	1,715,797	1,716,513
Ziggo Secured Finance Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,060,000	2,024,916
		3,741,429

Electronics/Electrical - 0.5%
Go Daddy Operating Company, LLC, Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 2/15/24	2,493,680	2,505,927
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	670,528	671,837
SS&C Technologies, Inc., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	1,761,345	1,764,785
		4,942,549

Equipment Leasing - 0.4%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.165%, (1 mo. USD LIBOR + 2.00%), 1/15/25	3,700,725	3,716,923

Food/Drug Retailers - 0.2%
Albertsons, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 8/25/21	2,049,622	2,054,363

Industrial Equipment - 0.3%
Clark Equipment Company, Term Loan, 4.371%, (USD LIBOR + 2.00%), 5/18/24 (8)	2,246,564	2,252,706

Telecommunications - 0.4%
Sprint Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 2.50%), 2/2/24	4,099,595	4,112,406

Total Floating Rate Loans (Cost $20,770,658)		20,820,376

COMMERCIAL PAPER - 1.0%
AT&T, Inc., 3.135%, 5/28/19	9,700,000	9,514,946

Total Commercial Paper (Cost $9,506,808)		9,514,946

12 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	2,630,265	2,630,265

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $2,630,265)		2,630,265

TOTAL INVESTMENTS (Cost $925,532,524) - 99.0%		926,630,579
Other assets and liabilities, net - 1.0%		9,703,721
NET ASSETS - 100.0%		936,334,300

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $400,075,640, which represents 42.7% of the net assets of the Fund as of September 30, 2018.

(3) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4) Security converts to floating rate after the indicated fixed-rate coupon period.
(5) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $2,529,585.
(6) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.
(7) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(8) The stated interest rate represents the weighted average interest rate at September 30, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

Abbreviations:
LIBOR:	London Interbank Offered Rate

Currency Abbreviations:
USD:	United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	209	Dec-18	$44,043,485	($121,208)
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 13

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $925,532,524) - including $2,529,585 of securities on loan	$926,630,579
Cash	15,396,082
Receivable for variation margin on open futures contracts	9,797
Receivable for capital shares sold	4,731,482
Interest receivable	3,334,211
Securities lending income receivable	345
Deposits at broker for futures contracts	109,770
Trustees’ deferred compensation plan	648,310
Other assets	19,768
Total assets	950,880,344

LIABILITIES
Payable for investments purchased	5,850,770
Payable for capital shares redeemed	4,742,380
Deposits for securities loaned	2,630,265
Payable to affiliates:
Investment advisory fee	202,667
Administrative fee	93,539
Distribution and service fees	80,991
Sub-transfer agency fees	16,145
Trustees’ deferred compensation plan	648,310
Other	25,187
Accrued expenses	255,790
Total liabilities	14,546,044
NET ASSETS	$936,334,300

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$936,621,012
Accumulated loss	(286,712)
Total	$936,334,300

NET ASSET VALUE PER SHARE*
Class A (based on net assets of $378,257,072 and 37,870,079 shares outstanding)	$9.99
Class I (based on net assets of $540,507,365 and 54,098,466 shares outstanding)	$9.99
Class R6 (based on net assets of $17,569,863 and 1,758,965 shares outstanding)	$9.99

OFFERING PRICE PER SHARE**
Class A (100/98.75 of net asset value per share)	$10.12
* Reflects a share split effective June 15, 2018 (see Note 9).
** On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

14 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Interest income	$23,980,579
Securities lending income, net	3,721
Total investment income	23,984,300

EXPENSES
Investment advisory fee	2,479,174
Administrative fee	1,142,930
Distribution and service fees:
Class A	1,121,560
Trustees’ fees and expenses	49,126
Custodian fees	92,188
Transfer agency fees and expenses	642,835
Accounting fees	185,375
Professional fees	102,974
Registration fees	167,926
Reports to shareholders	56,420
Miscellaneous	77,938
Total expenses	6,118,446
Waiver and/or reimbursement of expenses by affiliate	(107,186)
Reimbursement of expenses-other	(19,768)
Net expenses	5,991,492
Net investment income	17,992,808

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	50,984
Futures contracts	(415,338)
(364,354)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(875,167)
Futures contracts	(121,208)
(996,375)

Net realized and unrealized loss	(1,360,729)

Net increase in net assets resulting from operations	$16,632,079
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 15

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$17,992,808	$10,217,550
Net realized gain (loss)	(364,354)	1,565,648
Net change in unrealized appreciation (depreciation)	(996,375)	323,375
Net increase in net assets resulting from operations	16,632,079	12,106,573

Distributions to shareholders:(1)
Class A shares	(8,124,502)	(4,744,627)
Class I shares	(9,227,285)	(1,163,929)
Class R6 shares	(394,412)	—
Class Y shares	(1,014,106)	(4,296,829)
Total distributions to shareholders	(18,760,305)	(10,205,385)

Capital share transactions:
Class A shares	(61,105,509)	30,618,626
Class I shares	444,692,344	58,093,768
Class R6 shares (2)	17,634,206	—
Class Y shares (3)	(371,212,767)	170,122,630
Net increase in net assets from capital share transactions	30,008,274	258,835,024

TOTAL INCREASE IN NET ASSETS	27,880,048	260,736,212

NET ASSETS
Beginning of year	908,454,252	647,718,040
End of year	$936,334,300	$908,454,252(4)

(1) For the year ended September 30, 2017, the source of distributions was from net investment income.
(2) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(4) Includes accumulated undistributed net investment income of $70,620 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

16 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018 (1)		2017 (1)	2016 (1)		2015 (1)	2014 (1)
Net asset value, beginning	$10.01		$9.99	$9.92		$9.98	$9.96
Income from investment operations:
Net investment income (2)	0.17		0.12	0.10	(3)	0.06	0.06
Net realized and unrealized gain (loss)	(0.01)		0.02	0.07		(0.05)	0.02
Total from investment operations	0.16		0.14	0.17		0.01	0.08
Distributions from:
Net investment income	(0.18)		(0.12)	(0.10)		(0.07)	(0.06)
Net realized gain	—	(4)	—	—		—	—
Total distributions	(0.18)		(0.12)	(0.10)		(0.07)	(0.06)
Total increase (decrease) in net asset value	(0.02)		0.02	0.07		(0.06)	0.02
Net asset value, ending	$9.99		$10.01	$9.99		$9.92	$9.98
Total return (5)	1.65%		1.42%	1.68%		0.03%	0.92%
Ratios to average net assets: (6)
Total expenses	0.77%		0.82%	0.91%		1.00%	1.04%
Net expenses	0.77%		0.79%	0.88%		0.89%	0.79%
Net investment income	1.73%		1.18%	1.01%	(3)	0.65%	0.62%
Portfolio turnover	105%		107%	64%		66%	154%
Net assets, ending (in thousands)	$378,257		$440,440	$408,788		$507,913	$624,968

(1) Per share data have been restated to reflect a 1.5615-for-1 share split effective June 15, 2018 (see Note 9).
(2) Computed using average shares outstanding.
(3) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.002 per share and less than 0.02% of average net assets.
(4) Amount is less than $(0.005).
(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,						Period Ended September 30,
CLASS I SHARES	2018 (2)		2017 (2)	2016 (2)		2015 (2)	2014(1)(2)
Net asset value, beginning	$10.01		$9.98	$9.92		$9.98	$9.97
Income from investment operations:
Net investment income (3)	0.21		0.15	0.14	(4)	0.11	0.06
Net realized and unrealized gain (loss)	(0.03)		0.03	0.06		(0.07)	0.01
Total from investment operations	0.18		0.18	0.20		0.04	0.07
Distributions from:
Net investment income	(0.20)		(0.15)	(0.14)		(0.10)	(0.06)
Net realized gain	—	(5)	—	—		—	—
Total distributions	(0.20)		(0.15)	(0.14)		(0.10)	(0.06)
Total increase (decrease) in net asset value	(0.02)		0.03	0.06		(0.06)	0.01
Net asset value, ending	$9.99		$10.01	$9.98		$9.92	$9.98
Total return (6)	1.89%		1.75%	2.09%		0.36%	0.73%
Ratios to average net assets: (7)
Total expenses	0.53%		0.48%	0.55%		1.11%	1,629.57%	(8)
Net expenses	0.50%		0.46%	0.50%		0.50%	0.50%	(8)
Net investment income	2.10%		1.51%	1.43%	(4)	1.09%	0.90%	(8)
Portfolio turnover	105%		107%	64%		66%	154%
Net assets, ending (in thousands)	$540,507		$96,906	$38,609		$8,491	$2

(1) From January 31, 2014 inception.
(2) Per share data have been restated to reflect a 1.5625-for-1 share split effective June 15, 2018 (see Note 9).
(3) Computed using average shares outstanding.
(4) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.003 per share and less than 0.02% of average net assets.
(5) Amount is less than $(0.005).
(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(8) Annualized.
See notes to financial statements.

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CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2018 (1)(2)
CLASS R6 SHARES
Net asset value, beginning	$10.01
Income from investment operations:
Net investment income (3)	0.21
Net realized and unrealized loss	(0.02)
Total from investment operations	0.19
Distributions from:
Net investment income	(0.21)
Net realized gain	—	(4)
Total distributions	(0.21)
Total decrease in net asset value	(0.02)
Net asset value, ending	$9.99
Total return (5)	1.90%	(6)
Ratios to average net assets: (7)
Total expenses	0.48%	(8)
Net expenses	0.48%	(8)
Net investment income	2.07%	(8)
Portfolio turnover	105%	(9)
Net assets, ending (in thousands)	$17,570

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Per share data reflects a 1.5629-for-1 share split on June 15, 2018 (see Note 9).
(3) Computed using average shares outstanding.
(4) Amount is less than $(0.005).
(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6) Not annualized.
(7) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(8) Annualized.
(9) For the year ended September 30, 2018.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.15% was imposed on certain Class A shares purchased prior to April 10, 2017 at net asset value and redeemed within 12 months of such purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. The Fund previously offered Class Y shares. At the close of business on December 8, 2017, Class Y shares were converted to Class I shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a

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consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2018, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$475,922,155	$—	$475,922,155
Asset-Backed Securities	—	303,440,495	—	303,440,495
Collateralized Mortgage-Backed Obligations	—	73,823,531	—	73,823,531
Commercial Mortgage-Backed Securities	—	40,478,811	—	40,478,811
Floating Rate Loans	—	20,820,376	—	20,820,376
Commercial Paper	—	9,514,946	—	9,514,946
Short Term Investment of Cash Collateral for Securities Loaned	2,630,265	—	—	2,630,265
Total Investments	$2,630,265	$924,000,314	$—	$926,630,579

Liabilities
Futures Contracts (1)	$(121,208)	$—	$—	$(121,208)

(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares.
D. Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in

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market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.26% on the first $1 billion and 0.25% on the excess of $1 billion. For the year ended September 30, 2018, the investment advisory fee amounted to $2,479,174, or 0.26% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.77%, 0.50% and 0.50% for Class A, Class I and Class R6, respectively, and prior to the close of business on December 8, 2017, 0.84% for Class Y, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $91,704.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 (and Class Y prior to the close of business on December 8, 2017) and is payable monthly. CRM contractually waived 0.02% of the administrative fee through January 31, 2018 for Class I. For the year ended September 30, 2018, CRM was paid administrative fees of $1,142,930, of which $15,482 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of

22 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2018 amounted to $1,121,560 for Class A shares.
The Fund was informed that EVD received $9,532 as its portion of the sales charge on sales of Class A shares and $1,210 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2018.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $87,098 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, the Fund’s allocated portion of such expense and reimbursement was $19,768, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities and paydowns, were $782,308,848 and $651,053,016, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $182,719,469 and $251,995,032, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017
Ordinary income	$18,520,764	$10,205,385
Long-term capital gains	$239,541	$—
During the year ended September 30, 2018, accumulated loss was increased by $371,928 and paid-in capital was increased by $371,928 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Post October capital losses	($1,383,068)
Net unrealized appreciation (depreciation)	$1,096,356
At September 30, 2018, the Fund had a net capital loss of $1,383,068 attributable to security transactions incurred after October 31, 2017 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2019.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

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Aggregate cost	$925,534,223
Gross unrealized appreciation	$1,954,179
Gross unrealized depreciation	(857,823)
Net unrealized appreciation (depreciation)	$1,096,356
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2018 is included in the Schedule of Investments. During the year ended September 30, 2018, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets	Liabilities
Futures contracts	$—	($121,208)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2018 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	($415,338)	($121,208)
The average notional cost of futures contracts (long) outstanding during the year ended September 30, 2018 was approximately $53,203,000.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2018, the total value of securities on loan, including accrued interest, was $2,574,576 and the total value of collateral received was $2,630,265, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

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	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$2,630,265	$—	$—	$—	$2,630,265
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A (1)
Shares sold	19,042,573	$190,603,200	25,843,551	$258,539,188
Reinvestment of distributions	728,415	7,280,346	414,500	4,144,731
Shares redeemed	(25,893,220)	(258,989,055)	(23,204,416)	(232,065,293)
Net increase	(6,122,232)	($61,105,509)	3,053,635	$30,618,626

Class I (1)
Shares sold	36,896,346	$369,032,764	11,713,581	$117,131,261
Reinvestment of distributions	727,189	7,266,253	110,616	1,106,163
Shares redeemed	(32,755,803)	(327,661,631)	(6,011,672)	(60,143,656)
Conversion from Class Y	39,551,073	396,054,958	—	—
Net increase	44,418,805	$444,692,344	5,812,525	$58,093,768

Class R6 (1)(2)
Shares sold	10,182,304	$101,892,480	—	$—
Reinvestment of distributions	38,582	385,505	—	—
Shares redeemed	(8,461,921)	(84,643,779)	—	—
Net increase	1,758,965	$17,634,206	—	$—

Class Y (3)
Shares sold	4,033,027	$63,280,817	20,158,891	$315,888,546
Reinvestment of distributions	47,091	738,383	177,048	2,773,345
Shares redeemed	(2,496,648)	(39,177,009)	(9,478,123)	(148,539,261)
Conversion to Class I	(25,250,072)	(396,054,958)	—	—
Net increase (decrease)	(23,666,602)	($371,212,767)	10,857,816	$170,122,630

(1) Shares have been restated to reflect a share split effective June 15, 2018 (see Note 9).
(2) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 9 — SHARE SPLIT
The Trustees of the Fund approved a share split applicable to all classes of Fund shares outstanding of record as of the close of business on June 15, 2018. The split ratios (i.e., the number of shares a shareholder received in exchange for a single share) for each class of the Fund were as follows: 1:1.5615 for Class A shares, 1:1.5625 for Class I shares, and 1:1.5629 for Class R6 shares. The share split had no impact on the net assets of the Fund or the overall value of a shareholder’s investment in the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 27

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $69,941 or, if subsequently determined to be different, the net capital gain of such year.

28 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 29

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

30 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT ULTRA-SHORT DURATION INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24183 9.30.18

Calvert High Yield Bond Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Federal Tax Information
31	Management and Organization
33	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. high yield fixed-income securities outperformed U.S. investment-grade fixed-income securities for the 12-month period ended September 30, 2018. The ICE BofAML U.S. High Yield Index (the Index)2 returned 2.94% versus the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.22%. U.S. high yield bonds benefited from a healthy domestic economy, lower tax rates, and strong corporate earnings.
Although geopolitical tensions involving North Korea rattled markets early in the period, accommodative central banks and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. ─ as well as concerns about rising inflation and interest rates inside the U.S. ─ led to an uptick in volatility.
Growth in U.S. gross domestic product (GDP) accelerated through most of the period, reaching a quarterly annualized GDP rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018, as well as three more potential increases in 2019. As the Fed adhered to its tightening course, spreads between the yields of issues of longer- and shorter-term maturities ─ already unusually narrow at the beginning of the period ─ converged, further flattening the yield curve. Early in the calendar year, the U.S. tax cut supported a surge in Treasury bill issuances and large-scale corporate cash repatriation, putting pressure on short-term interest rates.
Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.
During the period, the corporate fundamentals of U.S. high yield issuers improved modestly and leverage ─ debt-to-earnings ratios ─ continued to decline. At the end of the period, yields between U.S. high yield bonds and U.S. Treasurys with comparable maturities were at the narrowest spreads since 2008.

Fund Performance
For the fiscal year ended September 30, 2018, Calvert High Yield Bond Fund (the Fund) Class A shares at net asset value (NAV) returned 1.00%, underperforming the Index, which returned 2.94%.
Security selection and sector allocation detracted from performance relative to the Index. Security selection in the automotive & auto parts, telecommunications, and health care sectors weighed most on returns relative to the Index. An underweight to the energy sector was also a significant detractor as energy was one of the top-performing sectors in the Index. The Calvert Principles for Responsible Investment (Calvert Principles), to which the Fund adheres, provide a framework for considering environmental, social, and governance factors that may affect investment performance. The majority of issuers within the energy sector as well as several large health care issuers with strong performance during the year did not meet the Calvert Principles.
Security selection within the entertainment/film sector as well as in the services sector contributed positively to performance.
The Fund’s shorter duration5 relative to the Index, with an overweight to securities with durations of less than two years, was a significant contributor to performance through most of the period. Security selection in this group further benefited Fund performance relative to the Index. Lack of exposure to securities with durations of more than 10 years also enhanced Fund performance. However, the Fund’s underweight position in bonds with durations between two and five years and security selection within this group detracted from overall performance versus the Index. An overweight to cash also had a negative impact on returns.
Regarding credit quality, the Fund’s underweight to CCC-rated7 securities and security selection within the group detracted from Index-relative performance. However, the Fund’s exposure to equities and its underweight to BB-rated securities were beneficial. Security selection within BB-rated securities also contributed to Index-relative performance.
The Fund increased its defensive positioning during the period with higher-quality, shorter-duration bonds. During the period, the Fund also reduced its exposure to more volatile CCC-rated holdings and increased its stake in BB-rated holdings while also shortening the Fund’s average duration as a hedge against potential price swings.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Michael W. Weilheimer, CFA and Raphael A. Leeman, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	1.00%	3.37%	7.35%
Class A with 3.75% Maximum Sales Charge	—	—	-2.79	2.59	6.94
Class C at NAV	10/31/2011	07/09/2001	0.27	2.48	6.68
Class C with 1% Maximum Sales Charge	—	—	-0.70	2.48	6.68
Class I at NAV	07/09/2001	07/09/2001	1.35	3.72	7.82

ICE BofAML U.S. High Yield Index	—	—	2.94%	5.54%	9.37%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.17%	2.34%	0.75%
Net			1.07	1.82	0.74

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$19,105	N.A.
Class I	$250,000	09/30/2008	$531,242	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]		CREDIT QUALITY (% of bond holdings)[7]

Corporate Bonds	91.8%	BBB	6.3%
Floating Rate Loans	5.8%	BB	35.7%
Asset-Backed Securities	1.1%	B	45.3%
Collateralized Mortgage-Backed Obligations	1.0%	CCC or Lower	9.5%
Common Stocks	0.3%	Not Rated	3.2%
Total	100.0%	Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

The performance results prior to September 18, 2009, the commencement of operations date for the Fund, for Class A and Class I shares reflect the performance of Class A and Class I shares, respectively, of Calvert High Yield Bond Fund (“SMF High Yield”), a series of Summit Mutual Funds, Inc., that was reorganized into the Fund. The performance of Class C is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[6]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]
Credit Ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as Not Rated (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,014.20	$5.40**	1.07%
Class C	$1,000.00	$1,010.50	$9.17**	1.82%
Class I	$1,000.00	$1,016.20	$3.74**	0.74%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.42**	1.07%
Class C	$1,000.00	$1,015.94	$9.20**	1.82%
Class I	$1,000.00	$1,021.36	$3.75**	0.74%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

CALVERT HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 86.5%
Aerospace - 0.5%
BBA US Holdings, Inc., 5.375%, 5/1/26 (1)	175,000	176,094
Bombardier, Inc.:
6.00%, 10/15/22 (1)	255,000	256,913
6.125%, 1/15/23 (1)	30,000	30,281
7.50%, 12/1/24 (1)	265,000	280,237
7.50%, 3/15/25 (1)	90,000	93,263
		836,788

Air Transportation - 2.3%
American Airlines Group, Inc., 4.625%, 3/1/20 (1)	500,000	503,125
American Airlines Pass-Through Trust, 5.60%, 7/15/20 (1)	1,881,398	1,919,026
Latam Airlines Pass-Through Trust, 4.50%, 11/15/23	1,479,663	1,438,973
Virgin Australia Pass-Through Trust, 6.00%, 10/23/20 (1)	321,382	325,399
		4,186,523

Automotive & Auto Parts - 0.4%
Navistar International Corp., 6.625%, 11/1/25 (1)	700,000	731,500

Banks & Thrifts - 1.8%
Ally Financial, Inc., 4.25%, 4/15/21	1,000,000	1,009,500
Bank of America Corp., 6.30% to 3/10/26 (2)(3)	1,000,000	1,080,000
CIT Group, Inc., 6.125%, 3/9/28	170,000	178,075
Citigroup, Inc., 6.25% to 8/15/26 (2)(3)	1,000,000	1,045,000
		3,312,575

Broadcasting - 3.2%
CBS Radio, Inc., 7.25%, 11/1/24 (1)(4)	780,000	753,464
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24 (1)	1,000,000	1,030,000
Salem Media Group, Inc., 6.75%, 6/1/24 (1)	500,000	447,500
Sirius XM Radio, Inc.:
3.875%, 8/1/22 (1)(4)	1,000,000	989,310
5.00%, 8/1/27 (1)	338,000	326,917
6.00%, 7/15/24 (1)	1,197,000	1,245,120
Tribune Media Co., 5.875%, 7/15/22	1,000,000	1,026,250
		5,818,561

Building Materials - 1.7%
Builders FirstSource, Inc., 5.625%, 9/1/24 (1)	1,645,000	1,587,425
Standard Industries, Inc., 6.00%, 10/15/25 (1)	1,500,000	1,539,375
		3,126,800

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Cable/Satellite TV - 3.9%
Altice US Finance I Corp., 5.50%, 5/15/26 (1)	2,000,000	1,999,000
Cablevision Systems Corp., 5.875%, 9/15/22	2,000,000	2,043,750
CSC Holdings LLC, 6.75%, 11/15/21	1,000,000	1,056,250
DISH DBS Corp., 6.75%, 6/1/21	285,000	291,769
UPC Holding BV, 5.50%, 1/15/28 (1)	1,405,000	1,336,646
Ziggo Bond Finance BV, 6.00%, 1/15/27 (1)(4)	420,000	383,775
		7,111,190

Capital Goods - 2.1%
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26 (1)	515,000	448,050
Vertiv Group Corp., 9.25%, 10/15/24 (1)(4)	1,000,000	1,045,000
Wabash National Corp., 5.50%, 10/1/25 (1)	230,000	220,225
Welbilt, Inc., 9.50%, 2/15/24	2,000,000	2,195,000
		3,908,275

Chemicals - 0.4%
Starfruit Finco BV / Starfruit US Holdco LLC, 8.00%, 10/1/26 (1)(5)	159,000	161,385
Versum Materials, Inc., 5.50%, 9/30/24 (1)	600,000	615,000
		776,385

Containers - 3.5%
ARD Securities Finance S.a.r.l, 8.75%, 1/31/23 (1)(6)	346,833	343,424
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25 (1)	515,000	507,017
Berry Global, Inc.:
4.50%, 2/15/26 (1)	49,000	46,673
5.125%, 7/15/23	500,000	507,250
6.00%, 10/15/22	1,000,000	1,033,750
BWAY Holding Co., 5.50%, 4/15/24 (1)	305,000	300,605
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,165,000	1,068,887
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26 (1)(4)	190,000	182,400
Owens-Brockway Glass Container, Inc.:
5.875%, 8/15/23 (1)	750,000	774,375
6.375%, 8/15/25 (1)	500,000	516,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23 (1)	1,000,000	995,750
		6,276,381

Diversified Financial Services - 1.3%
Avolon Holdings Funding Ltd., 5.125%, 10/1/23 (1)	500,000	505,625
DAE Funding LLC:
4.50%, 8/1/22 (1)	235,000	229,713
5.00%, 8/1/24 (1)	390,000	382,687
Park Aerospace Holdings Ltd.:
5.25%, 8/15/22 (1)	815,000	826,206
5.50%, 2/15/24 (1)	380,000	389,975
		2,334,206

8 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Diversified Media - 1.3%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	1,500,000	1,535,625
MDC Partners, Inc., 6.50%, 5/1/24 (1)(4)	921,000	824,295
		2,359,920

Energy - 3.8%
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/21 (1)	500,000	502,500
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.50%, 5/20/25	500,000	493,750
5.625%, 5/20/24	100,000	99,750
5.875%, 8/20/26	100,000	99,750
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	750,000	716,250
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.50%, 9/15/24 (1)	1,711,000	1,751,636
5.50%, 1/15/28 (1)	775,000	783,719
Tervita Escrow Corp., 7.625%, 12/1/21 (1)	2,285,000	2,367,831
		6,815,186

Entertainment/Film - 1.6%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (4)	2,000,000	1,920,000
Cinemark USA, Inc., 4.875%, 6/1/23	1,000,000	988,750
		2,908,750

Environmental - 1.7%
Covanta Holding Corp., 5.875%, 7/1/25	1,165,000	1,179,563
GFL Environmental, Inc.:
5.375%, 3/1/23 (1)	430,000	405,275
5.625%, 5/1/22 (1)	1,095,000	1,064,888
Hulk Finance Corp., 7.00%, 6/1/26 (1)	175,000	169,531
Waste Pro USA, Inc., 5.50%, 2/15/26 (1)	165,000	161,700
Wrangler Buyer Corp., 6.00%, 10/1/25 (1)	70,000	68,221
		3,049,178

Food/Beverage/Tobacco - 1.8%
Post Holdings, Inc.:
5.00%, 8/15/26 (1)	1,000,000	949,300
5.625%, 1/15/28 (1)	310,000	299,150
US Foods, Inc., 5.875%, 6/15/24 (1)	2,000,000	2,020,000
		3,268,450

Health Care - 12.5%
Carriage Services, Inc., 6.625%, 6/1/26 (1)	1,255,000	1,289,512
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26 (1)	1,065,000	1,030,387
Centene Corp.:
4.75%, 1/15/25	1,000,000	1,000,000
5.375%, 6/1/26 (1)	685,000	703,837

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
6.125%, 2/15/24	1,000,000	1,055,000
Charles River Laboratories International, Inc., 5.50%, 4/1/26 (1)	555,000	564,713
Eagle Holding Co. II. LLC, 7.625%, (7.625% cash or 8.375% PIK), 5/15/22 (1)(6)	1,615,000	1,639,225
Enterprise Merger Sub, Inc., 8.75%, 10/15/26 (1)(5)	657,000	657,000
Envision Healthcare Corp., 6.25%, 12/1/24 (1)	335,000	361,800
HCA, Inc.:
5.00%, 3/15/24	1,000,000	1,027,500
5.375%, 9/1/26	405,000	410,873
5.625%, 9/1/28	495,000	498,713
6.50%, 2/15/20	500,000	520,375
Hologic, Inc., 4.375%, 10/15/25 (1)	2,095,000	2,005,962
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (1)	600,000	637,500
IQVIA, Inc., 4.875%, 5/15/23 (1)	1,000,000	1,010,000
Kinetic Concepts, Inc. / KCI USA, Inc.:
7.875%, 2/15/21 (1)	1,000,000	1,034,050
12.50%, 11/1/21 (1)	175,000	193,428
MPH Acquisition Holdings. LLC, 7.125%, 6/1/24 (1)	1,500,000	1,563,000
Polaris Intermediate Corp., 8.50%, (8.50% cash or 9.25% PIK), 12/1/22 (1)(6)	695,000	720,708
Team Health Holdings, Inc., 6.375%, 2/1/25 (1)(4)	1,405,000	1,222,350
Teleflex, Inc., 4.625%, 11/15/27	1,245,000	1,187,419
Teva Pharmaceutical Finance Netherlands III BV:
3.15%, 10/1/26	80,000	66,686
6.75%, 3/1/28 (4)	340,000	359,063
WellCare Health Plans, Inc.:
5.25%, 4/1/25	1,630,000	1,660,562
5.375%, 8/15/26 (1)	300,000	306,000
		22,725,663

Homebuilders/Real Estate - 3.9%
Five Point Operating Co. L.P. / Five Point Capital Corp., 7.875%, 11/15/25 (1)	2,035,000	2,059,929
Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (1)	1,000,000	977,500
Mattamy Group Corp.:
6.50%, 10/1/25 (1)(4)	233,000	227,175
6.875%, 12/15/23 (1)	825,000	834,281
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23 (1)(4)	1,000,000	941,250
TRI Pointe Group, Inc., 4.875%, 7/1/21	2,000,000	2,005,000
		7,045,135

Hotels - 0.8%
ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	1,500,000	1,458,750
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/23	20,000	20,108
		1,478,858

Insurance - 2.2%
Alliant Holdings Intermediate LLC, 8.25%, 8/1/23 (1)	2,090,000	2,168,375
HUB International, Ltd., 7.00%, 5/1/26 (1)	640,000	642,438

10 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
KIRS Midco 3 plc, 8.625%, 7/15/23 (1)	630,000	625,275
MGIC Investment Corp., 5.75%, 8/15/23	500,000	525,000
		3,961,088

Leisure - 1.6%
Merlin Entertainments plc, 5.75%, 6/15/26 (1)	1,020,000	1,032,750
Viking Cruises, Ltd., 5.875%, 9/15/27 (1)	1,850,000	1,809,855
		2,842,605

Metals/Mining - 0.8%
Constellium NV, 5.875%, 2/15/26 (1)	1,415,000	1,388,469

Paper - 0.5%
Mercer International, Inc., 5.50%, 1/15/26	918,000	901,935

Publishing/Printing - 0.0% (7)
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.875%, 5/15/24 (1)(4)	32,000	28,800

Railroad - 1.4%
Watco Cos. LLC / Watco Finance Corp., 6.375%, 4/1/23 (1)	2,500,000	2,559,375

Restaurants - 2.6%
1011778 BC ULC / New Red Finance, Inc.:
4.25%, 5/15/24 (1)	545,000	518,638
5.00%, 10/15/25 (1)	801,000	768,968
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	3,050,000	3,184,353
IRB Holding Corp., 6.75%, 2/15/26 (1)(4)	260,000	255,450
		4,727,409

Services - 7.8%
Algeco Global Finance plc, 8.00%, 2/15/23 (1)	230,000	236,900
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24 (1)	955,000	1,004,541
Booz Allen Hamilton, Inc., 5.125%, 5/1/25 (1)	1,570,000	1,546,450
Cloud Crane LLC, 10.125%, 8/1/24 (1)	1,135,000	1,245,662
Engility Corp., 8.875%, 9/1/24	1,500,000	1,636,875
Flexi-Van Leasing, Inc., 10.00%, 2/15/23 (1)	440,000	385,000
frontdoor, Inc., 6.75%, 8/15/26 (1)	270,000	278,775
Gartner, Inc., 5.125%, 4/1/25 (1)	155,000	156,220
KAR Auction Services, Inc., 5.125%, 6/1/25 (1)	511,000	496,948
Laureate Education, Inc., 8.25%, 5/1/25 (1)	1,006,000	1,079,770
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (1)	1,599,000	1,714,128
ServiceMaster Co. LLC (The), 7.45%, 8/15/27	1,000,000	1,056,250
TMS International Corp., 7.25%, 8/15/25 (1)	330,000	333,300
United Rentals North America, Inc.:
4.625%, 7/15/23	1,000,000	1,011,250
5.50%, 5/15/27	105,000	104,081

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Vizient, Inc., 10.375%, 3/1/24 (1)	1,000,000	1,098,750
West Corp., 8.50%, 10/15/25 (1)	785,000	724,162
		14,109,062

Steel - 0.1%
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25 (1)	140,000	148,750

Super Retail - 2.2%
Group 1 Automotive, Inc., 5.25%, 12/15/23 (1)	1,250,000	1,237,500
Party City Holdings, Inc.:
6.125%, 8/15/23 (1)	665,000	676,637
6.625%, 8/1/26 (1)	160,000	162,400
Sonic Automotive, Inc., 6.125%, 3/15/27	2,000,000	1,880,000
		3,956,537

Technology - 9.9%
Camelot Finance S.A., 7.875%, 10/15/24 (1)(4)	1,000,000	999,280
CommScope Technologies LLC:
5.00%, 3/15/27 (1)	215,000	207,475
6.00%, 6/15/25 (1)	1,560,000	1,617,720
Dell International LLC / EMC Corp.:
5.875%, 6/15/21 (1)	1,000,000	1,032,500
7.125%, 6/15/24 (1)	755,000	811,085
EIG Investors Corp., 10.875%, 2/1/24	1,645,000	1,803,331
Entegris, Inc., 4.625%, 2/10/26 (1)	415,000	396,802
First Data Corp.:
5.00%, 1/15/24 (1)	500,000	504,750
7.00%, 12/1/23 (1)	1,500,000	1,565,625
Infor US, Inc., 6.50%, 5/15/22	1,500,000	1,527,825
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25 (1)	400,000	412,000
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (1)	500,000	496,250
4.125%, 6/1/21 (1)	750,000	754,313
Riverbed Technology, Inc., 8.875%, 3/1/23 (1)(4)	1,000,000	946,250
Seagate HDD Cayman, 4.75%, 1/1/25 (4)	170,000	163,149
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26 (1)	1,000,000	1,057,500
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24 (1)	1,000,000	1,100,800
Symantec Corp., 5.00%, 4/15/25 (1)	1,190,000	1,182,260
Vantiv LLC / Vanity Issuer Corp., 4.375%, 11/15/25 (1)	245,000	233,669
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24 (1)(4)	285,000	262,200
Western Digital Corp., 4.75%, 2/15/26	825,000	799,384
		17,874,168

12 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Telecommunications - 7.3%
CenturyLink, Inc., Series W, 6.75%, 12/1/23	128,000	133,280
Digicel Group Ltd., 8.25%, 9/30/20 (1)	1,000,000	766,250
DKT Finance ApS, 9.375%, 6/17/23 (1)	460,000	485,875
Equinix, Inc., 5.375%, 5/15/27	1,000,000	1,004,160
Hughes Satellite Systems Corp.:
5.25%, 8/1/26	535,000	524,808
6.625%, 8/1/26	90,000	87,300
Level 3 Financing, Inc.:
5.375%, 8/15/22	2,000,000	2,025,000
5.375%, 1/15/24	355,000	356,505
Level 3 Parent, LLC, 5.75%, 12/1/22	85,000	86,186
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25 (1)	185,000	178,098
SBA Communications Corp., 4.00%, 10/1/22	240,000	236,700
Sprint Capital Corp., 6.90%, 5/1/19	3,000,000	3,056,250
Sprint Corp.:
7.125%, 6/15/24	2,000,000	2,082,500
7.625%, 3/1/26	252,000	267,309
7.875%, 9/15/23	93,000	100,427
T-Mobile USA, Inc.:
4.50%, 2/1/26	245,000	233,853
4.75%, 2/1/28	275,000	259,187
6.50%, 1/15/26	1,000,000	1,050,200
Wind Tre SpA, 5.00%, 1/20/26 (1)	255,000	223,037
		13,156,925

Utilities - 1.6%
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (1)	155,000	152,481
NRG Yield Operating LLC, 5.00%, 9/15/26 (4)	512,000	492,800
Pattern Energy Group, Inc., 5.875%, 2/1/24 (1)	1,200,000	1,218,000
TerraForm Power Operating LLC:
4.25%, 1/31/23 (1)	650,000	637,000
5.00%, 1/31/28 (1)	230,000	214,763
6.625% to 6/15/20, 6/15/25 (1)(8)	145,000	154,244
		2,869,288

Total Corporate Bonds (Cost $157,898,157)		156,594,735

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (9) - 5.5%
Automotive & Auto Parts - 0.5%
Financial & Risk US Holdings, Inc., Term Loan, 10/1/25 (10)	272,000	271,733
Navistar International Corporation, Term Loan, 5.64%, (1 mo. USD LIBOR + 3.50%), 11/6/24	621,875	625,366
		897,099

Chemicals - 0.1%
Starfruit Finco B.V., Term Loan, 9/20/25 (10)	247,000	248,345

Health Care - 0.4%
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 9/26/25 (10)	398,000	397,005
Press Ganey Holdings, Inc., Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 10/23/23	271,744	273,273
		670,278

Metals/Mining - 0.7%
GrafTech Finance, Inc., Term Loan, 5.742%, (1 mo. USD LIBOR + 3.50%), 2/12/25	1,259,063	1,269,292

Publishing/Printing - 0.1%
Meredith Corporation, Term Loan, 5.242%, (1 mo. USD LIBOR + 3.00%), 1/31/25	252,621	254,498

Services - 1.8%
Applied Systems, Inc., Term Loan, 5.386%, (3 mo. USD LIBOR + 3.00%), 9/19/24	1,980,000	1,994,163
Direct ChassisLink, Inc., Term Loan - Second Lien, 8.242%, (1 mo. USD LIBOR + 6.00%), 6/15/23	1,230,000	1,243,837
		3,238,000

Technology - 0.9%
Infor (US), Inc., Term Loan, 2/1/22 (10)	96,750	97,122
Solera, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 3/3/23	314,358	315,495
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	101,348	101,546
SS&C Technologies, Inc., Term Loan, 4.492%, (1 mo. USD LIBOR + 2.25%), 4/16/25	266,118	266,637
Veritas Bermuda, Ltd., Term Loan, 6.778%, (USD LIBOR + 4.50%), 1/27/23 (11)	818,278	798,479
		1,579,279

Telecommunications - 1.0%
Asurion, LLC, Term Loan - Second Lien, 8.742%, (1 mo. USD LIBOR + 6.50%), 8/4/25	1,575,000	1,622,578
Intelsat Jackson Holdings S.A., Term Loan, 6.625%, 1/2/24 (12)	170,000	177,508
		1,800,086

Total Floating Rate Loans (Cost $9,882,366)		9,956,877

14 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 1.0%
Diversified Financial Services - 1.0%
Bellemeade Re Ltd., Series 2015-1A, Class B1, 8.516%, (1 mo. USD LIBOR + 6.30%), 7/25/25 (1)(13)	700,000	718,830
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2015-HQA2, Class B, 12.716%, (1 mo. USD LIBOR + 10.50%), 5/25/28 (13)	798,421	1,052,765
		1,771,595

Total Collateralized Mortgage-Backed Obligations (Cost $1,487,252)		1,771,595

ASSET-BACKED SECURITIES - 1.0%
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (1)(8)	1,809,524	1,865,436

Total Asset-Backed Securities (Cost $1,796,619)		1,865,436

	SHARES	VALUE ($)
COMMON STOCKS - 0.3%
Metals/Mining - 0.3%
Constellium NV, Class A (14)	40,000	494,000

Total Common Stocks (Cost $519,170)		494,000

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	7,008,723	7,008,723

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $7,008,723)		7,008,723

TOTAL INVESTMENTS (Cost $178,592,287) - 98.1%		177,691,366
Other assets and liabilities, net - 1.9%		3,374,142
NET ASSETS - 100.0%		181,065,508

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $101,769,912, which represents 56.2% of the net assets of the Fund as of September 30, 2018.

(2) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(3) Security converts to floating rate after the indicated fixed-rate coupon period.
(4) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $10,946,058.
(5) When-issued security.
(6) Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(7) Amount is less than 0.05%.
(8) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2018.
(9) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(10) The floating-rate loan will settle after September 30, 2018, at which time the interest rate will be determined.
(11) The stated interest rate represents the weighted average interest rate at September 30, 2018 of contracts within the loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(12) Fixed-rate loan.
(13) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(14) Non-income producing security.

Abbreviations:
LIBOR:	London Interbank Offered Rate
PIK:	Payment In Kind
USD:	United States Dollar
See notes to financial statements.

16 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $178,592,287) - including $10,946,058 of securities on loan	$177,691,366
Cash	10,075,566
Receivable for investments sold	903,107
Receivable for capital shares sold	365,554
Interest receivable	2,691,845
Securities lending income receivable	4,858
Tax reclaims receivable	654
Receivable from affiliate	1,064
Trustees’ deferred compensation plan	124,074
Other assets	3,813
Total assets	191,861,901

LIABILITIES
Payable for investments purchased	2,571,819
Payable for when-issued securities	816,000
Payable for capital shares redeemed	65,223
Deposits for securities loaned	7,008,723
Payable to affiliates:
Investment advisory fee	70,821
Administrative fee	17,705
Distribution and service fees	14,848
Sub-transfer agency fee	3,021
Trustees’ deferred compensation plan	124,074
Accrued expenses	104,159
Total liabilities	10,796,393
NET ASSETS	$181,065,508

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$193,117,460
Accumulated loss	(12,051,952)
Total	$181,065,508

NET ASSET VALUE PER SHARE
Class A (based on net assets of $51,117,936 and 1,912,318 shares outstanding)	$26.73
Class C (based on net assets of $4,476,285 and 164,952 shares outstanding)	$27.14
Class I (based on net assets of $125,471,287 and 4,762,193 shares outstanding)	$26.35

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$27.77
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

CALVERT HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Interest and other income	$10,290,116
Dividend income	11,000
Securities lending income, net	91,149
Total investment income	10,392,265

EXPENSES
Investment advisory fee	891,897
Administrative fee	222,829
Distribution and service fees:
Class A	141,620
Class C	50,312
Trustees’ fees and expenses	9,480
Custodian fees	50,950
Transfer agency fees and expenses	186,908
Accounting fees	43,840
Professional fees	45,724
Registration fees	65,689
Reports to shareholders	27,916
Miscellaneous	26,098
Total expenses	1,763,263
Waiver and/or reimbursement of expenses by affiliate	(142,043)
Reimbursement of expenses-other	(3,813)
Net expenses	1,617,407
Net investment income	8,774,858

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(1,874,108)
Foreign currency transactions	(1,408)
(1,875,516)

Net change in unrealized appreciation (depreciation) on investment securities	(4,848,909)

Net realized and unrealized loss	(6,724,425)

Net increase in net assets resulting from operations	$2,050,433
See notes to financial statements.

18 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$8,774,858	$8,542,709
Net realized gain (loss)	(1,875,516)	2,333,054
Net change in unrealized appreciation (depreciation)	(4,848,909)	(64,441)
Net increase in net assets resulting from operations	2,050,433	10,811,322

Distributions to shareholders:(1)
Class A shares	(2,493,782)	(3,018,271)
Class C shares	(180,370)	(214,083)
Class I shares	(5,637,981)	(3,849,738)
Class Y shares	(312,607)	(1,430,007)
Total distributions to shareholders	(8,624,740)	(8,512,099)

Capital share transactions:
Class A shares	(8,363,904)	(11,230,512)
Class C shares	(858,653)	(142,847)
Class I shares	52,773,251	(4,722,243)
Class Y shares (2)	(42,066,446)	20,527,928
Net increase in net assets from capital share transactions	1,484,248	4,432,326

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,090,059)	6,731,549

NET ASSETS
Beginning of year	186,155,567	179,424,018
End of year	$181,065,508	$186,155,567 (3)

(1) For the year ended September 30, 2017, the source of distributions was from net investment income.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(3) Includes accumulated undistributed net investment income of $71,600 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$27.67	$27.30	$26.32	$29.61	$30.12
Income from investment operations:
Net investment income (1)	1.23	1.30	1.43	1.41	1.55
Net realized and unrealized gain (loss)	(0.96)	0.36	0.96	(2.56)	(0.11)
Total from investment operations	0.27	1.66	2.39	(1.15)	1.44
Distributions from:
Net investment income	(1.21)	(1.29)	(1.41)	(1.42)	(1.53)
Net realized gain	—	—	—	(0.72)	(0.42)
Total distributions	(1.21)	(1.29)	(1.41)	(2.14)	(1.95)
Total increase (decrease) in net asset value	(0.94)	0.37	0.98	(3.29)	(0.51)
Net asset value, ending	$26.73	$27.67	$27.30	$26.32	$29.61
Total return (2)	1.00%	6.23%	9.43%	(4.03%)	4.80%
Ratios to average net assets: (3)
Total expenses	1.10%	1.21%	1.34%	1.37%	1.37%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.07%
Net investment income	4.53%	4.74%	5.41%	5.05%	5.06%
Portfolio turnover	49%	67%	129%	198%	228%
Net assets, ending (in thousands)	$51,118	$61,471	$71,817	$61,711	$68,313

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

20 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$28.07	$27.68	$26.67	$29.98	$30.48
Income from investment operations:
Net investment income (1)	1.04	1.11	1.22	1.15	1.25
Net realized and unrealized gain (loss)	(0.97)	0.36	0.98	(2.59)	(0.10)
Total from investment operations	0.07	1.47	2.20	(1.44)	1.15
Distributions from:
Net investment income	(1.00)	(1.08)	(1.19)	(1.15)	(1.23)
Net realized gain	—	—	—	(0.72)	(0.42)
Total distributions	(1.00)	(1.08)	(1.19)	(1.87)	(1.65)
Total increase (decrease) in net asset value	(0.93)	0.39	1.01	(3.31)	(0.50)
Net asset value, ending	$27.14	$28.07	$27.68	$26.67	$29.98
Total return (2)	0.27%	5.43%	8.50%	(4.97%)	3.76%
Ratios to average net assets: (3)
Total expenses	1.85%	2.38%	2.28%	2.33%	2.15%
Net expenses	1.82%	1.82%	1.91%	2.07%	2.07%
Net investment income	3.77%	3.98%	4.58%	4.05%	4.05%
Portfolio turnover	49%	67%	129%	198%	228%
Net assets, ending (in thousands)	$4,476	$5,507	$5,572	$5,927	$6,143

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$27.27	$26.93	$25.98	$29.25	$29.75
Income from investment operations:
Net investment income (1)	1.30	1.37	1.49	1.49	1.62
Net realized and unrealized gain (loss)	(0.94)	0.35	0.96	(2.53)	(0.09)
Total from investment operations	0.36	1.72	2.45	(1.04)	1.53
Distributions from:
Net investment income	(1.28)	(1.38)	(1.50)	(1.51)	(1.61)
Net realized gain	—	—	—	(0.72)	(0.42)
Total distributions	(1.28)	(1.38)	(1.50)	(2.23)	(2.03)
Total increase (decrease) in net asset value	(0.92)	0.34	0.95	(3.27)	(0.50)
Net asset value, ending	$26.35	$27.27	$26.93	$25.98	$29.25
Total return (2)	1.35%	6.57%	9.81%	(3.71%)	5.16%
Ratios to average net assets: (3)
Total expenses	0.85%	0.79%	0.92%	0.93%	0.89%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	4.87%	5.06%	5.76%	5.39%	5.38%
Portfolio turnover	49%	67%	129%	198%	228%
Net assets, ending (in thousands)	$125,471	$76,980	$80,815	$34,539	$42,556

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. The Fund previously offered Class Y shares. At the close of business on December 8, 2017, Class Y shares were converted to Class I shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2018, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Corporate Bonds	$—		$156,594,735	$—	$156,594,735
Floating Rate Loans	—		9,956,877	—	9,956,877
Collateralized Mortgage-Backed Obligations	—		1,771,595	—	1,771,595
Asset-Backed Securities	—		1,865,436	—	1,865,436
Common Stocks	494,000	(1)	—	—	494,000
Short Term Investment of Cash Collateral for Securities Loaned	7,008,723		—	—	7,008,723
Total Investments	$7,502,723		$170,188,643	$—	$177,691,366

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the

24 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J. When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.48% of the Fund’s average daily net assets. For the year ended September 30, 2018, the investment advisory fee amounted to $891,897.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.07%, 1.82% and 0.74% for Class A, Class C and Class I, respectively, and prior to the close of business on December 8, 2017, 0.82% for Class Y, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $129,421.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I (and Class Y prior to the close of business on December 8, 2017) and is payable monthly. CRM contractually waived 0.02% of the administrative fee through January 31, 2018 for each class. For the year ended September 30, 2018, CRM was paid administrative fees of $222,829, of which $12,622 were waived.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25 assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2018 amounted to $141,620 and $50,312 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $14,707 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. The Fund was also informed that EVD received $1,003 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $16,596 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2018, CRM reimbursed the Fund $5,099 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, the Fund’s allocated portion of such expense and reimbursement was $3,813, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on floating rate loans, were $86,703,404 and $86,530,505, respectively. Purchases and sales of U.S. government and agency securities were $0 and $2,720,590, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017
Ordinary income	$8,624,740	$8,512,099
During the year ended September 30, 2018, accumulated loss was decreased by $69,411 and paid-in capital was increased by $69,411 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$148,843
Deferred capital losses	($11,153,338)
Net unrealized appreciation (depreciation)	($1,047,457)

26 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

At September 30, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $11,153,338 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2018, $5,689,823 are short-term and $5,463,515 are long term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$178,738,823
Gross unrealized appreciation	$1,897,003
Gross unrealized depreciation	(2,944,460)
Net unrealized appreciation (depreciation)	($1,047,457)
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2018, the total value of securities on loan, including accrued interest, was $11,138,949 and the total value of collateral received was $11,359,621, comprised of cash of $7,008,723 and U.S. Government and/or agencies securities of $4,350,898.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$11,359,621	$—	$—	$—	$11,359,621
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings pursuant to this line of credit during the year ended September 30, 2018.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	432,433	$11,733,029	802,412	$22,004,184
Reinvestment of distributions	88,741	2,399,960	103,636	2,840,345
Shares redeemed	(830,656)	(22,496,893)	(1,314,999)	(36,075,041)
Net decrease	(309,482)	($8,363,904)	(408,951)	($11,230,512)

Class C
Shares sold	30,990	$852,620	35,255	$979,935
Reinvestment of distributions	6,274	172,153	7,169	199,339
Shares redeemed	(68,520)	(1,883,426)	(47,529)	(1,322,121)
Net decrease	(31,256)	($858,653)	(5,105)	($142,847)

Class I
Shares sold	1,847,964	$49,347,177	1,375,641	$37,251,579
Reinvestment of distributions	201,976	5,375,319	141,922	3,835,631
Shares redeemed	(1,741,743)	(46,275,023)	(1,695,863)	(45,809,453)
Conversion from Class Y	1,630,925	44,325,778	—	—
Net increase (decrease)	1,939,122	$52,773,251	(178,300)	($4,722,243)

Class Y (1)
Shares sold	146,403	$4,245,834	1,092,712	$31,463,184
Reinvestment of distributions	10,678	309,157	48,513	1,396,267
Shares redeemed	(79,217)	(2,295,659)	(429,922)	(12,331,523)
Conversion to Class I	(1,531,819)	(44,325,778)	—	—
Net increase (decrease)	(1,453,955)	($42,066,446)	711,303	$20,527,928

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 8 – CREDIT RISK
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

28 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 31

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

32 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 33

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CALVERT HIGH YIELD BOND FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24185 9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2017 and September 30, 2018 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/17	%*	9/30/18	%*

Audit Fees	$120,820	0%	$126,380	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees(1)	$27,500	0%	$29,250	0%

All Other Fees	$0	0%	$0	0%

Total	$148,320	0%	$155,630	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/17		Fiscal Year ended 9/30/18
$	%*	$	%*

$72,500	0%	$29,250	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 26, 2018

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 26, 2018